                                                                   EXHIBIT 99.03


                 THE CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS

    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES

                            (AS AMENDED AND RESTATED))

                FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1999 AND 1998

                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))*
                 FINANCIAL STATEMENTS AND SUPPLEMENTAL SCHEDULES

                           DECEMBER 31, 1999 AND 1998

                                      INDEX

                                                                    Page
                                                                    ----
Independent Auditors' Report                                          3

Statements of Net Assets Available for Plan Benefits                  4
        as of December 31, 1999 and 1998

Statements of Changes in Net Assets Available for Plan                5
        Benefits for the Year Ended December 31, 1999 and 1998

Notes to the Financial Statements                                     6

Supplemental Schedules *

        Schedule I - Assets Held for Investment Purposes              19
            As of December 31, 1999

        Schedule II - Assets held for Investment                      37
            Purpose which were both Acquired and Disposed of
            within the Plan Year Ended December 1999

        Schedule III - Reportable Transactions                        39
        During the Year Ended December 31, 1999

* Schedules required by Form 5500 which are not applicable have not been included.

                          INDEPENDENT AUDITORS' REPORT

To the Plan Review Committee of
Citigroup Inc.:

We have audited the accompanying statements of net assets available for plan benefits of Citibuilder 401(k) Plan (formerly known as the Savings Incentive Plan of Citibank, N.A. and Participating Companies (as Amended and Restated)) (the "Plan") as of December 31, 1999 and 1998, and the related statements of changes in net assets available for plan benefits for the years then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the Plan management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets available for plan benefits of the Plan as of December 31, 1999 and 1998, and changes in net assets available for plan benefits for each of the years in the two-year period ended December 31, 1999, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplemental Schedules I, II and III are presented for the purpose of additional analysis and are not a required part of the basic financial statements, but are supplementary information required by the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 as amended (ERISA). These supplemental schedules are the responsibility of the Plan's management. The supplemental schedules have been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic financial statements taken as a whole.


                                                    KPMG LLP


New York, New York
June 21, 2000

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS

                           DECEMBER 31, 1999 AND 1998


                                                        1999            1998
                                                   -------------   -------------
ASSETS

INVESTMENTS AT FAIR VALUE (NOTES 2 & 3)
     US Government and Agency Obligations             85,051,323    109,100,677
     Corporate Bonds                                  67,628,821     51,397,400
     Foreign Bonds                                    12,008,414     10,342,306
     Guaranteed Investment Contracts                 302,701,917    234,932,463
     Synthetic Guaranteed Investment Contracts       289,721,504    221,839,666
     Resale Agreement                                 51,867,000      9,931,000
     Commingled Trust Funds                          973,271,727    785,274,792
     Mutual Funds                                    142,122,874    107,113,272
     Separate Investment Portfolio                   276,017,215    315,150,696
     Citigroup Common Stock                        1,527,559,699  1,037,777,697
     Loans to Participants                            77,847,372     84,970,022
                                                   -------------  -------------

          TOTAL INVESTMENTS                        3,805,797,866  2,967,829,991
                                                   -------------  -------------

Cash                                                          --      2,394,798
Accrued  Dividends & Interest                          7,900,869      7,298,347
Receivables For Securities Sold But Not Delivered        161,573     10,322,351
Due From Citibank N.A.                                52,937,276    109,784,017
Forward Currency Contracts Receivable                 25,243,091     88,144,352
                                                   -------------  -------------

          TOTAL ASSETS                             3,892,040,675  3,185,773,856
                                                   =============  =============

LIABILITIES

Payable to Participants                                 (128,099)    (9,256,711)
Payable for Securities Purchased but not Received    (22,420,444)   (55,695,960)
Forward Currency Contracts Payable                   (25,220,572)   (87,514,930)
                                                   -------------  -------------

          TOTAL LIABILITIES                          (47,769,115)  (152,467,601)
                                                   =============  =============

NET ASSETS AVAILABLE FOR PLAN BENEFITS             3,844,271,560  3,033,306,255
                                                   =============  =============



See accompanying notes to financial statements.

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
         STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                     YEARS ENDED DECEMBER 31, 1999 AND 1998


                                                        1999           1998
                                                   -------------  -------------
ADDITION TO NET ASSETS ATTRIBUTED TO:
Investment Income
     Net Appreciation in
     Fair Value of Investments (Note 8)              856,488,994    141,130,649
Interest                                              63,768,502     54,933,410
Dividends on Citigroup Common Stock                   16,048,242     16,764,144
Dividends on Other Common Stock                       14,043,977     13,051,665
                                                   -------------  -------------

     TOTAL INCOME                                    950,349,715    225,879,868

CONTRIBUTIONS AND OTHER ADDITIONS:
     Employer                                         49,635,543    106,133,589
     Participant Voluntary Deposit                    97,357,472     91,939,543
                                                   -------------  -------------
TOTAL CONTRIBUTIONS                                  146,993,015    198,073,132
                                                   -------------  -------------
     TOTAL ADDITIONS                               1,097,347,730    423,953,000
                                                   -------------  -------------

DEDUCTIONS FROM NET ASSETS
     ATTRIBUTED TO:
     Participants' Withdrawals                      (286,377,425)  (189,096,674)
                                                   -------------  -------------
          TOTAL DEDUCTIONS                          (286,377,425)  (189,096,674)
                                                   -------------  -------------

INCREASE IN NET ASSETS AVAILABLE
     FOR PLAN BENEFITS:                              810,965,305    234,856,326
                                                   -------------  -------------

Net Assets Available for Plan Benefits:
     Balance at Beginning of Year
                                                   3,033,306,255  2,798,449,929
                                                   -------------  -------------

     BALANCE AT END OF YEAR                        3,844,271,560  3,033,306,255
                                                   =============  =============




See accompanying notes to financial statements.

                 THE CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS

   THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                            (AS AMENDED AND RESTATED))

                        NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1999 AND 1998

1.     DESCRIPTION OF THE PLAN

The following brief description of the Citibuilder 401(k) Plan, (formerly known as the Savings Incentive Plan of Citibank, N.A. and Participating Companies (as amended and restated) (the "Plan") is provided for general information only. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

The Plan is a defined contribution plan, as defined in Section 414(i) of the Internal Revenue Code of 1986, as amended (the "Code"), sponsored by Citigroup, Inc. ( "Participating Companies"). Citigroup is located at 399 Park Avenue, New York, New York 10043. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 as amended (ERISA).

The Trust Fund

All contributions to the Plan are held in a Trust Fund established under the Plan and invested in one or more of seven investment funds, as follows: Fund A (Fixed Income Securities Fund), Fund B (Citigroup Common Stock Fund), Fund C (Diversified Equity Investment Fund), Fund E (Capital Preservation Fund), Fund F (Small Cap Fund), Fund G (International Securities Fund) and Fund H (Lifestyle Fund - Portfolio 200, Portfolio 300, Portfolio 400, Portfolio 500).

Employer Contributions

The 1999 Company Contributions to the Plan by Citigroup are allocated as of the end of the year among participants on the basis of their total compensation as defined by the Plan. Participants credited with at least one year's service and employed on December 31 of that year receive a Company Contribution as shown on the following chart:

------------------------------------------------------------------------------------------------------------------
IF THEIR TOTAL COMPENSATION IS:        % OF TOTAL COMPENSATION
------------------------------------------------------------------------------------------------------------------
Up to $49,999.99                       3%
------------------------------------------------------------------------------------------------------------------
$50,000-$99,999.99                     Up to 3%
                                       For each $1 participants contribute, the Company will contribute $1, up to
                                       3% of their total compensation.
------------------------------------------------------------------------------------------------------------------
$100,000-$249,999.99                   Up to 2% (on total compensation of up to $160,000 for 1999).  For each $1 participants contribute, the Company will contribute 50 cents
------------------------------------------------------------------------------------------------------------------
$250,000 and above                     There is no Company Contribution.
------------------------------------------------------------------------------------------------------------------

In 1999, the company contributed $49,635,543, all of which is receivable as of December 31, 1999. This receivable represents the only non-participant directed asset of the Plan.

For 1998, the annual contributions to the Plan by Citibank, N. A. and Participating Companies were allocated as of the end of the year among participants on the basis of their covered basic compensation as defined by the Plan.

During 1998, participants credited with a least one year's service and employed on December 31 of that year received a basic award ("Basic Contribution") equal to 3% of their annual covered basic compensation. Participants could elect to receive the Basic Contribution in cash or defer and invest all or part of it in one or more of the Plan's investment funds (each, a "Fund"). If the participant chose to defer and invest all or part of the Basic Contribution, subject to various limitations under the code, such amount was matched by a supplemental award ("Supplemental Contribution"). Each participant choosing such an election also had to elect that the amount of the Basic Contribution deferred and the Supplemental Contribution be invested by Citibank as trustee of the Plan (the "Trustee") in Funds A, B, C, E, F, G or H in multiples of 1% of the total amount. Any participant whose employment was terminated during the Plan Year for reasons other than death, or retirement was not eligible for a Basic Contribution for that year. The 3% Basic Contribution was subject to Federal Insurance Contributions Act tax (Social Security) withholding whether the award was in cash or was deferred.

For 1998 and 1999, the Code has limited the compensation under the Plan on which contributions can be based to $160,000.

Deferred Salary Account Contributions

Regardless of whether a participant has satisfied the eligibility requirements for the Company Contribution, the participant may open a Deferred Salary Account and elect to contribute a portion of his or her annual covered basic compensation, before federal and some state and local taxes are withheld, to the Trust Fund ("DSA Contributions"). The Plan permits participants who are not "highly compensated employees" as defined in the Code to make DSA Contributions to the Plan in an amount not in excess of 20% of a participant's basic compensation for the calendar year. As of December 31, 1999, a highly compensated employee is defined as a participant with annual compensation in excess of $80,000. Under the Code, Basic Contributions and Deferred Salary Account Contributions are considered elective deferrals and are subject to limitations imposed by the Code as described below.

For the years ended December 31, 1999 and 1998, Deferred Salary Account Contributions amounted to $81,894,581 or 85% and $79,420,265 or 86% respectively, of total employee voluntary contributions.

Limitations on Basic Contributions and Deferred Salary Account Contributions

Under the Code, for 1999 and 1998 the maximum amount of deferred Company Contributions and Deferred Salary Account Contributions permitted is $10,000 for each participant. Any deferred Basic or Deferred Salary Account Contributions that may not be contributed to the Trust Fund because of the limitation will be returned to the participant as a cash payment. Additional limitations may be imposed on contributions by highly compensated employees because of rules applicable to the Plan under the Code which prohibit discrimination in favor of such employees.

The total amount which may be allocated to a participant's account from all sources (excluding rollover contributions) in any plan year is limited by
Section 415 of the Code to the lesser of $30,000 (subject to cost-of-living increases in future years) or 25% of the participant's annual compensation from the employer.

Rollover Contributions

The Plan accepts rollover contributions from employees. Such contributions include employee accounts from the qualified plans of their former employers, or from Individual Retirement Accounts (IRAs) or tax-qualified annuities containing solely rollover contributions from the qualified plans of former employers.

For the years ended December 31, 1999 and 1998 rollover contributions accounted for $14,532,864 or 15% and $12,512,752, or 14% respectively, of total employee voluntary contributions.

Vesting

For employees hired after December 31, 1998, Company Contributions are subject to a five-year vesting schedule where contributions are 0% vested for four years and are 100% vested after five years of service.

The Plan is an individual account type plan, in which participants are always 100% vested in participant contributions. If the Plan is terminated, each participant's interest will become payable in full according to Plan provisions. Participants who were employees on December 31, 1998 will be vested in all past and future Company contributions. Participants hired after December 31, 1998 will not be vested in any future Company contribution until five years of service is completed.

Withdrawals

In the case of retirement, a participant may elect to receive his or her interest in a single distribution (in cash, or in the case of Fund B, in shares of Citigroup Common Stock) or in equal annual installments, commencing within the later of five years from the date of retirement or age 65, but not later than April 1st of the calendar year immediately following the later of the year in which the participant retires or the year in which the participant attains age 70 1/2, over a period of time not to exceed the lesser of 15 years or the life expectancy of the participant and the participant's designated beneficiary. A participant who terminates employment for any other reason can elect to receive his or her interest in a single distribution of cash or stock or in equal annual installments at any time following the date of termination, but no later than age 65. If a participant elects a single distribution, the payment received will be subject to tax withholding and additional penalty unless the payment is rolled over to another qualified plan or individual retirement account.

In the case of death of the participant, if the beneficiary is the surviving spouse, such beneficiary may elect to receive the participant's interest beginning no later than April 1st of the year immediately following the year in which the participant would have attained age 70 1/2 over a period of time not to exceed the lesser of 15 years or the life expectancy of the beneficiary. If the beneficiary is not the surviving spouse, such distributions shall begin no later than one year after the death of the participant.

A participant may request a hardship withdrawal from his or her deferred Basic Contributions and Deferred Salary Account and Employer contribution, if vested, to meet an immediate and heavy financial need attributable to (1) unreimbursed medical expenses of the participant, the participant's spouse, children or dependents, (2) the purchase of a primary residence for the participant, (3) tuition for the next twelve months of post-secondary education for the participant, the participant's spouse, children or dependents, (4) payment to avoid eviction from or foreclosure on the participant's principal residence, (5) expenses in connection with the unreimbursed loss of the participant's principal residence or necessary personal property due to natural disaster, (6) payment of funeral expenses for a member of the participant's immediate family, (7) repairs necessary to preserve the participant's principal residence and moving expenses in connection with the purchase of a principal residence, or (8) other hardship or events not specifically listed above.

In order to satisfy the requirement of an immediate and heavy financial need which the participant cannot satisfy from other reasonably available sources, the following conditions must be met: (1) the participant must demonstrate that the withdrawal is not in excess of the amount of the immediate and heavy financial need, (2) the participant must make best efforts to satisfy the need from all other withdrawals, distributions and nontaxable loans available under the Plan and all other plans maintained by Citigroup, (3) the participant will not be eligible to make any elective contributions to the Plan or contributions to other plans of Citigroup and any employer required under the Code to be aggregated with Citigroup for a period of twelve months following the hardship withdrawal, and (4) for the period of the participant's taxable year immediately following the taxable year of the hardship withdrawal, the participant's elective contributions shall not be in excess of the dollar limit ($10,000 in 1999 and 1998) for the year after the hardship withdrawal, less such contributions for the taxable year of the hardship withdrawal.

If a participant's account contains sufficient funds, the participant may also elect to increase the amount of a hardship withdrawal so that the participant receives an amount approximately equal to the hardship need after subtraction of an amount to cover federal, state, and local income taxes and penalties reasonably anticipated to result from the withdrawal.

Withdrawals of pre-1980 employer contributions, subject to a tax penalty described below, may be made as of each New York Stock Exchange business day. Withdrawal of the post-1979 employer contributions (including Basic Contribution and Supplemental Contribution plus Deferred Salary Account Contributions) are permitted following the attainment of age 59 1/2 or on account of permanent and total disability.

A participant may withdraw a part or all of his or her Qualified Voluntary Employee Contributions ("QVEC") and the amount withdrawn will be subject to federal income taxation as ordinary income unless it is transferred to an IRA or another employer's tax-qualified retirement plan in a direct trustee-to-trustee transfer or, alternatively, within 60 days of the participant's actual receipt of the funds.

Withdrawals from the Plan which result in taxable income to the participant will be subject to a 10% penalty tax imposed by the Code unless the withdrawal is made after the participant attains age 59 1/2, or on account of the participant's separation from service after age 55, disability or death. Also, no penalty tax is imposed on a hardship withdrawal for medical expenses which exceed 7.5% of the participant's adjusted gross income.

Participants who do not have all of a taxable distribution that is eligible to be transferred directly to another tax-qualified plan or IRA will be subject to mandatory federal income tax withholding of 20%. Certain taxable distributions are not subject to this withholding rule including, but not limited to, hardship withdrawals, substantially equal periodic payments made for a period of ten or more years or for the life (or life expectancy) of the participant.

Loans

The Plan may make loans to participants from the participants' account balances. The maximum amount a participant may borrow is the lesser of 50% of the value of the participant's total account balance or $50,000 reduced by the highest outstanding loan balance in the previous twelve months on the date the loan is made. Effective September 5, 1997, if a participant has invested in more than one Fund, such funds shall be charged for the amount of the loan on a pro-rata basis. Effective January 1, 1997, participants were permitted to enter into one Plan loan transaction per calendar year and to have no more than two Plan loans outstanding at any time. All employees who enter into new loan agreements (after
1996) and subsequently leave Citigroup will be required to repay their loan within 90 days of their separation of service or the loan will be deemed a taxable distribution. Effective December 17, 1999, employees may pay back loans after leaving Citigroup by using coupons.

       Loans, except those for the purchase of the participant's primary residence, are repaid over a repayment period of up to five years through payroll deductions as described below, subject to prepayment in full at any time at the option of the participant. The loan interest rate for new loans, effective January 1, 1999, is the prime rate of interest as published in the Wall Street Journal on the first day of the month in which the loan application is received, plus one percent (1%). Generally, such interest is not tax deductible. Because the participant's account balance is reduced by the outstanding principal amount of his or her loan, the outstanding principal amount will not participate in the investment experience of any of the Funds in the Trust Fund.

       For active Plan participants, principal and interest of each loan are repaid by deduction each pay period from such participant's compensation in equal amounts sufficient to fully amortize such loan over the repayment period. All amounts deducted are transmitted not less often than monthly and are reinvested in the Funds on the next valuation date, based on the loan amount taken from such Funds, unless the participant elects to have the repayments invested in another Fund.

       Participants

       There were 54,271 and 51,611 participants in the Plan at December 31, 1999 and 1998, respectively.

2.     PLAN CHANGES

       Effective January 1, 1999, the Savings Incentive Plan of Citibank, N.A. and Participating Companies (As amended and restated) (SIP) was renamed as the Citibuilder 401(k) Plan. The 1999 company contribution paid in January 2000 was made in accordance with the Citibuilder 401 (k) Plan. The following is a brief description of the amendments.

       Employer Contributions

       Basic and Supplemental Employer Contributions as described under "Description of the Plan - Employer Awards" have been replaced with a Citigroup contribution of up to 3% of total employee compensation. This contribution was made to the Citigroup Common Stock Fund within the Plan. Total Compensation includes annual base pay, bonuses, differentials, incentives, commissions and overtime paid in that year. The maximum compensation on which a contribution is based is the IRS limit of $160,000. Employees whose total compensation is less than $50,000 receive a company contribution without having to make deferred salary account
       (DSA) contributions.

       For employees whose total compensation is at least $50,000 but less than $250,000 there is no company contribution unless the employee makes DSA contributions. For 1999 only, employees were not required to make DSA contributions to obtain the company contribution. The company contribution was not subject to Federal Insurance Contributions Act tax (Social Security) withholdings. The company contribution funds are restricted from transfers out of the company stock fund, hardship withdrawals and loans until age 55. These contributions are included (if vested) in determining the amount available for a loan.

       For employees hired after December 31, 1998, future company contributions made to their 401(k) account and earnings on these contributions will vest after five years of service. A participant's 401(k) account will be fully vested after five years of service, with no partial vesting. Prior service with Citigroup will be counted towards the 5 year vesting requirement.

       Employee Contributions

       Voluntary employee contributions will be calculated on total compensation effective January 1, 2000. Effective December 17, 1999, the available deferral percentage for all employees is 20%.

       Fees

       Fees equal to approximately 0.3% will be deducted from each participant's balance effective January 1, 2000. The fee will relate to the following plan expenses:

       - Trustee and custodian fees and other expenses related to investment and management of the plan assets

       - Fee and charges of vendors for participant data maintenance and transaction processing; and

       -      Production of disclosure documents and similar items.

       Merger

       On October 8, 1998, Citicorp, merged with and into a newly formed, wholly owned subsidiary of Travelers Group Inc. ("Travelers") and, subsequently changed its name to Citigroup, and Citigroup assumed sponsorship of the Plan. Under the terms of the merger, 1.13 billion shares of Citigroup common stock were issued in exchange for all the outstanding shares of Citicorp common stock based on an exchange ratio of 2.5 shares of Citigroup common stock for each share of Citicorp common stock. Each share of Travelers common stock automatically represents one share of Citigroup common stock. Following the exchange, former shareholders of Citicorp and Travelers each own approximately 50% of the outstanding common stock of Citigroup. Each outstanding share of Citicorp preferred stock was converted into one share of a corresponding series of preferred stock of Citigroup having substantially identical terms. Consequently, Fund B was renamed " Citigroup Common Stock Fund".

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       The following are the significant accounting policies followed by the Citibuilder 401(k) Plan, formerly known as The Savings Incentive Plan of Citibank, N.A. and Participating Companies (as Amended and Restated) (the "Plan"):

       Basis of Accounting and Presentation. The accompanying financial statements have been prepared on the accrual basis of accounting and in accordance with the financial reporting requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

       As a result of the Merger, the accounting policies of The Plan have been conformed to those of Citigroup. Accordingly, the 1998 financial statements of the Plan have been restated to conform to current year presentation.

       Participant loans which were previously recorded as deductions from net assets available for plan benefits when granted and additions to net assets available for plan benefits when repaid, on the statements of changes in net assets available for plan benefits have been presented as investments in the statement of net assets available for plan benefits. Additionally, interest income on participant loans and participant defaulted loans have been included in interest income and withdrawals respectively on the statement of changes in net assets available for Plan benefits.

       In September 1999, the American Institute of Certified Public Accountants issued Statement of Position 99-3, Accounting for and Reporting of Certain Defined Contribution Plan Investments and Other Disclosure Matters (SOP 99-3). SOP 99-3 simplifies the disclosure for certain investments and is effective for plan years ending after December 15, 1999 with earlier application encouraged. The Plan has adopted SOP 99-3 for the Plan year ending December 31, 1999, and as such, the 1998 financial statements have been reclassified to eliminate the participant-directed fund investment program disclosures.

       Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and changes herein, and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

       Investments. Plan investments are stated at fair value, except for investment contracts which are stated at contract value. Stocks and bonds traded on national securities exchanges are valued at their closing market prices; when no trades are reported, they are valued at the most recent bid quotation, securities traded in the over-the-counter market are valued at their last sale or bid price. U.S. Government and Agency Obligations are valued based upon bid quotations for identical or similar obligations. Investments in the Commingled Employee Benefit Trust Funds ("CEBTs") of Citibank, N.A. ("Citibank"), Invesco and State Street Bank are valued at values per unit reported by such CEBTs, whose valuation methods are similar to the Plan. The investments in the Dimensional Investment Group Inc.'s Mutual Funds are reported at their net asset values at year-end.

       The Plan enters into transactions whereby securities are purchased under agreements to resell. Such agreements are carried at purchase price which normally approximates fair value. The Plan received securities that are treated as collateral for cash advanced and the market value of such collateral must equal or exceed the advance at the time of purchase. The face amount, reported in the Supplemental Schedule of Assets Held for Investment Purposes, represents the face amount of the underlying collateral.

       Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

       Securities transactions are recorded on the trade date. Average cost is used to determine realized gains and losses on sales of such investments.

       Securities purchased or sold near year-end may result in payments on these securities not being made or received until after the Plan's year-end. A "Plan Year" is a calendar year. The amounts of such payments are recorded as payables or receivables as of year-end.

       The Plan invests in various Funds. The amounts allocated to each Fund may be invested directly in the permitted investments for such Fund, or may be invested in such permitted investments through the medium of any investment vehicle permitted under applicable law.

       The Trustee may, in its discretion, temporarily invest any part of the amounts allocated to the Trust Fund or to any particular Fund in short-term investments selected by it or through the medium of a commingled employee benefit trust fund established and maintained for such purpose. The Trustee may, for the purpose of remaining fully invested and maintaining liquidity to make distributions from the Trust Fund, trade in financial options and futures (including index options and options on futures) and contracts for the exchange of interest rates, investment performance, currencies or other notional principal in such form and upon such terms as the Trustee or a duly appointed investment manager may direct.

       Securities, cash, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing market rates in effect on the valuation date. Income and expenses are translated at the exchange rates prevailing at the date of the transaction.

       Gains and losses on foreign currency transactions, translations of foreign currency balances, and forward foreign currency contracts, other than investment transactions and translations, are included in net gain/loss on currency translation. Currency gains and losses on investment transactions and translations are included in realized gains/losses from security transactions and change in unrealized appreciation/depreciation of investments.

4.     FUNDING POLICY

       The Participating Companies have entered into a Declaration of Trust with the Trustee providing for the establishment, management, investment and reinvestment of the Trust Fund. Payments to the Trustee are made by Citigroup as specified by the Plan provisions.

5.     FEDERAL INCOME TAXES

       The Plan received its most recent determination letter from the Internal Revenue Service on March 27, 1996 approving the continued exemption of the Plan and its underlying Trust from federal income taxes under the Code. The Plan has been amended since receiving the determination letter. However, the Plan administrator and the Plan's legal counsel believe that the Plan and its Trust are in compliance with the applicable rules of the Code. Therefore, no provision for income taxes has been included in the Plan's financial statements.

       Participants who do not elect to defer their Basic Contributions are subject to federal income tax at ordinary income tax rates upon distribution to them of their Basic Contributions. Participants are not subject to federal income tax on their deferred Basic and Supplemental Contributions and their Deferred Salary Account Contributions until such time as said amounts are distributed to them. In the year of deferral, the Deferred Salary Account For 1999 & 1998 and the Basic Award paid for Plan Year 1998 were subject to withholding for Social Security. The Company Contribution paid in 2000 for services rendered in 1999 is not subject to withholding for Social Security. Under Section 404 of the Code, the Participating Companies are entitled to deduct their contributions under the Plan for federal income tax purposes.

6.     EXPENSES

       Administrative expenses are paid by the Participating Companies. Effective January 1, 2000, annual fees approximating 0.3%, will be deducted from each participants balance to cover plan expenses including administrative expense.

7.     RELATED PARTY TRANSACTION (PARTIES-IN-INTEREST)

       Certain Plan investments are shares of stock issued by Citigroup. Citigroup is the Plan Sponsor.

       Certain Plan investments are shares of commingled trust funds managed by State Street Bank and Trust ("State Street"). State Street is the custodian of the Plans assets.

       On April 4, 2000, Citigroup and State Street Corporation announced the formation of CitiStreet. CitiStreet provides administrative, outsourcing, investment management and investment advisory services to the employee benefit Plans of corporate, governmental and other organizations.

8.     INVESTMENTS

       The Plan held the following individual investments, whose aggregate fair value equaled or exceeded 5% of the Plan's net assets at December 31, 1999 and 1998:

                                                 1999                  1998
                                                 ----                  ----
  Citigroup Common Stock                  $1,527,559,699          $1,037,777,697
  Invesco  CEBT, Index 500 Fund              781,696,761             601,511,555

       During 1999 and 1998, the Plan's investments (including investments purchased, sold and held during the year) appreciated in fair value by $856,488,994 and $141,130,649, respectively as follows:

                                                                        1999                  1998
                                                                        ----                  ----
      U.S. Government and Agency Obligations                       $ (4,752,818)         $  1,738,695
      Corporate Bonds                                                (4,047,255)              707,649
      Foreign Bonds                                                  (1,128,153)               98,967
      Guaranteed Investment Contracts                                    -                      9,831
      Commingled Trust Funds                                        152,340,081           127,253,230
      Mutual Funds                                                   21,264,029            11,161,179
      Separate Investment Portfolio                                   5,419,995             8,310,580
      Citigroup Common Stock                                        687,393,115            (8,149,482)
                                                                   ------------          ------------
      Net Appreciation
      in Fair Value of Investments                                 $856,488,994          $141,130,649
                                                                   ============          ============

       The Plan has a number of Guaranteed Investment Contracts issued by insurance companies and banks at fixed and variable rates carried at contract value. The contract value represents contributions made under the contract less any participant-directed withdrawals plus accrued interest, which had not been received from the issuer, at the contract rate.

       The Plan also has Synthetic Guaranteed Investment Contracts ("Synthetic GICs") which, in the aggregate, are carried at contract value which consists of cash, fixed income securities valued at fair value, accrued interest on the fixed income securities, and a wrapper contract valued at the difference between the contract value and fair value of the fixed income securities plus accrued interest on the fixed value liquidity agreement fee. The interest rate is a function of the relationship between the contract value and the value of the underlying assets.

       The interest rate for the Synthetic GIC's is reset periodically by the issuer and cannot be less than zero. The interest rate disclosed on the statement of investments represents the rate in effect on December 31, 1999. The underlying assets, the wrapper contract, and the accrued interest receivable are shown in the aggregate on the statement of net assets and by contract on the statement of investments. These contracts are summarized below:

                    INVESTMENT CONTRACTS        MATURITY DATE      CONTRACT RATE     CONTRACT VALUE
                    --------------------        -------------      -------------     --------------

  GUARANTEED INVESTMENT CONTRACTS
  AIG Life                                        12/31/02             6.160%           $27,615,890
  AIG Life                                        12/31/03             5.630             15,718,985
  CDC Capital                                     02/15/04             6.030             20,000,000
  CDC  Capital                                     9/30/02             6.260             11,305,781
  John Hancock                                     9/30/01             6.390             18,390,306
  John Hancock                                     1/2/03              6.330              9,828,248
  John Hancock                                     1/2/03              6.140              9,499,723
  John Hancock                                    07/01/02             6.570             10,106,911
  Mass Mutual                                     10/01/02             6.800             34,130,818
  Metropolitan Life                               10/01/02             5.800             12,594,486
  Metropolitan Life                                9/30/00             6.250             12,500,820
  Metropolitan Life                                7/1/02              6.100             14,411,202
  National Westminster Bank                        6/25/12             6.937              9,477,068
  New York Life                                    4/1/02              6.670             23,388,487
  New York Life                                    7/1/02              6.220              1,812,212
  New York Life                                   10/01/02             6.740             20,532,696
  Principal Mutual                                10/01/01             5.770              8,393,188
  Principal Mutual                                 9/29/02             6.490             24,389,679
  Principal Mutual                                 6/30/01             5.850             13,473,654
  Principal Mutual                                 10/1/02             6.420              5,131,763
                                                                                          ---------
               SUBTOTAL                                                                 302,701,917
                                                                                        -----------

  SYNTHETIC GUARANTEED INVESTMENT CONTRACTS
  Deutsche Bank                             No stated maturity  *      6.240             80,788,346
  National Westminster Bank                 No stated maturity         6.446             23,567,233
  Rabobank                                  No stated maturity         6.290             78,596,696
  Rabobank                                  No stated maturity         7.107              9,291,479
  Rabobank                                  No stated maturity         6.830             19,341,802
  UBS                                       No stated maturity         6.560             78,135,948
                                                                                         ----------
                                SUBTOTAL                                                289,721,504
                                                                                       ------------

                                  TOTAL                                                $592,423,421
                                                                                       ============

* The maturity dates for the Synthetic GICs have not been specified by the parties to the contracts. Certain conditions must occur or the parties may mutually agree to a maturity date at some future time.

9.     FUTURES CONTRACTS

       In order to hedge against a decline in the value of its securities or increase in the prices of securities it intends to purchase at a later date, or for investment purposes, the Plan may buy and sell futures contracts. From an investment perspective, the Plan may purchase futures contracts to gain exposure to market changes as it may be more efficient or cost-effective than actually buying securities.

       Futures contracts are contracts for delayed delivery of securities or money market instruments in which the seller agrees to make delivery at a specified future date of a specified instrument, at a specified price or yield. Upon entering into a futures contract, the Plan is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) which equal the daily changes in contract value are recorded as realized gains and losses.

       Risks of entering into futures contracts include the possibility that there may be an illiquid market and that changes in the value of the contract may not correlate with the value of the underlying securities.

       At December 31, 1999 and 1998, the Plan had open positions in futures contracts and collateral as disclosed below:

       1999:
       -----

                                                                  VARIATION MARGIN
                                                NO. OF           RECEIVABLE/(PAYABLE)
                                               CONTRACTS         AS OF DEC. 31, 1999              COLLATERAL
                                               ---------         -------------------              ----------
      Futures Contracts
      -----------------
      Standard and Poor's 500 Index                36                 $30,600                     $ 1,200,000
      U.S. Treasury Notes                          97                 $35,813                     $    70,000
      U.S. Treasury  Long Bond                     80                 $10,000                     $   120,000
      U.S. Treasury Ten Year Notes                 71                 $ 7,766                     $   120,000

       The sizes of the contracts are 250 times the Standard & Poor's 500 Index, 500 times the U.S. Treasury Notes Index, 1,000 times the U. S. Treasury Long Bond Index and 1,000 times the U. S. Treasury Ten Year Notes Index.

       1998:

       At December 31, 1998, the Plan held 39 Standard & Poor's 500 Index Futures Contracts. The size of the contract was 500 times the value of the Standard & Poor's 500 Index. As of December 31, 1998, the variation margin payable of $60,337 represented one day's settlement. At December 31, 1998, the Plan pledged, as collateral on the Futures Contracts, United States Treasury Bills amounting to $2,100,000.

       At December 31, 1998, the Plan held 25 United States Treasury Long Bond Futures Contracts. As of December 31, 1998, the variation margin payable of $3,125 represented one day's settlement. At December 31, 1998, the Plan pledged, as collateral on the Futures Contracts, United States Treasury Bills amounting to $60,000.

10.    INVESTMENTS IN FORWARD FOREIGN CURRENCY CONTRACTS

       Forward foreign currency contracts are valued at market forward rates obtained from independent market quotations and unrealized appreciation and depreciation is recorded. The Plan will realize a gain or loss upon the closing or settlement of the forward transaction.

       A forward foreign currency contract obligates one party to purchase and the other party to sell a specific currency at a set price on a future date. In order to hedge against foreign currency exchange rate risks on foreign currency denominated transactions and holdings or for investment purposes, the Plan may buy or sell forward foreign currency contracts. At December 31, 1999, the Plan had open positions in forward foreign currency exchange contracts as disclosed below:

COMMITMENTS TO SELL:
                                                  Settlement      Foreign                 U.S. Dollars             Unrealized
                                                  ----------      -------                 ------------             ----------
       Counterparty             Curr.               Date
                                                                  Currency            Cost          Fair Value     Gain/(Loss)
       ------------             -----               ----          --------            ----          ----------     -----------
State Street Bank  London        DKK               2/04/00         $1,726,667       $234,602          234,230           372
State Street Bank London         EUR               2/04/00          4,026,721      4,069,324        4,066,894         2,430
State Street Bank London         EUR               2/04/00          1,921,125      1,955,897        1,940,291        15,606
State Street Bank London         EUR               2/04/00            670,000        679,477          676,684         2,793
Credit Suisse First Boston       EUR               2/04/00            567,362        570,000          573,022        (3,022)
Credit Suisse First Boston       EUR               2/04/00            566,229        580,000          571,878         8,122
Credit Suisse First Boston       EUR               2/04/00            294,614        300,000          297,553         2,447
Credit Suisse First Boston       EUR               2/04/00            128,893        130,000          130,179          (179)
Credit Suisse First Boston       EUR               2/04/00            345,375        350,000          348,820         1,180
Credit Suisse First Boston       EUR               2/04/00            433,241        440,000          437,564         2,436
State Street Bank London         GBP               2/04/00            871,906      1,394,099        1,408,579       (14,480)
State Street Bank London         GBP               2/04/00        560,334,709      1,705,997        1,704,628         1,369
State Street Bank London         GBP               2/04/00         96,178,500        294,770          292,590         2,180
State Street Bank London         JPY               2/04/00        667,490,148      6,582,743        6,571,302        11,441
State Street Bank London         JPY               2/04/00          1,723,200         16,779           16,965          (186)
State Street Bank London         SEK               2/04/00          7,154,186        838,217          842,774        (4,557)

                                                                             TOTAL COMMITMENTS TO SELL:            $ 27,952
                                                                                                                   ========

COMMITMENTS TO BUY:

                                              Settlement        Foreign                    U.S. Dollars              Unrealized
                                              ----------        -------                    ------------              ----------
      Counterparty                 Curr.         Date           Currency           Cost             Fair Value       Gain/(Loss)
      ------------                 -----         ----           --------           ----             ----------       -----------
State Street Bank London            AUD         2/04/00        $1,487,514        $945,955            $977,091         $31,136
State Street Bank London            EUR         2/04/00           316,737         319,109             319,897             788
State Street Bank London            EUR         2/04/00           311,031         319,864             314,134          (5,730)
State Street Bank London            EUR         2/04/00           290,000         294,771             292,893          (1,878)
State Street Bank London            EUR         2/04/00           151,425         152,717             152,936             219
Credit Suisse First Boston          EUR         2/04/00         1,566,631       1,600,000           1,582,260         (17,740)
Credit Suisse First Boston          EUR         2/04/00           241,681         250,000             244,092          (5,908)
Credit Suisse First Boston          EUR         2/04/00           214,802         220,000             216,945          (3,055)
Credit Suisse First Boston          EUR         2/04/00           441,406         450,000             445,810          (4,190)
State Street Bank London            GRD         2/04/00       222,654,400         679,477             677,350          (2,127)
State Street Bank London            JPY         2/04/00         2,992,500          29,252              29,460             208
State Street Bank London            SEK         2/04/00         6,982,623         819,720             822,564           2,844
                                                                                                                        -----

                                                                             TOTAL COMMITMENTS TO BUY:                $(5,433)
                                                                                                                      ========

       As of December 31, 1998, the Plan had open positions to sell foreign forward currency contracts in various denominations in exchange for $25,142,844, whose value at December 31, 1998 was $25,460,856 resulting in a loss of $318,012. Additionally, the Plan had open positions to buy forward foreign currency contracts in various denominations in exchange for $62,311,749 whose value at December 31, 1998 was $62,683,496 resulting in a loss of $371,747.

11.    TERMINATION OF THE PLAN

       Although it has not expressed any intent to do so, Citigroup has the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA.

12.    SUBSEQUENT EVENTS

       Effective July 1, 2000, the Lifestyle Funds will be replaced by the Conservative Focus Fund, Moderate Focus Fund, and Aggressive Focus Fund. In addition, the following funds will be added to the Plan:

                        Smith Barney Appreciation Fund
                        Smith Barney Large Capitalization Fund
                        Smith Barney Aggressive Growth Fund
                        Smith Barney International Equity Fund
                        Euro Pacific Growth Fund

                                                                     SCHEDULE I


                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED)
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                                                   FUND A
                                                       (Fixed Income Securities Fund)

                                                             Maturity       Principal                           Fair Value
Asset Description                                Rate          Date          Amount             Cost             12/31/99
-----------------                               ------       --------       ---------       ------------       ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
Federal Home Loan Banks                         6.145%        9/30/02       2,000,000       $  2,023,125       $  1,977,500
Federal Home Loan Banks                         6.250%        8/13/04       2,500,000          2,480,425          2,437,900
Federal Home Loan Mortgage                      7.500%        4/15/03       1,255,000          1,253,627          1,260,484
Federal Home Loan Mortgage                      5.750%        7/15/03       3,400,000          3,428,656          3,292,162
Federal Home Loan Mortgage                      4.750%       12/14/01       2,000,000          1,994,687          1,936,560
Federal Home Loan Mortgage                      6.250%        7/15/04       1,750,000          1,753,418          1,710,905
Federal National Mortgage                       7.000%        12/1/00       2,500,000          2,482,812          2,471,100
Federal National Mortgage                       6.500%        12/1/00       2,000,000          1,951,875          1,940,000
Federal National Mortgage                       6.400%         5/2/01       1,100,000          1,098,471          1,097,591
Federal National Mortgage                       5.625%        3/15/01       2,000,000          2,027,240          1,981,560
Federal National Mortgage                       5.750%        4/15/03       1,650,000          1,724,167          1,602,563
Federal National Mortgage                       5.750%        6/15/05       4,000,000          4,119,660          3,802,480
Federal National Mortgage                       4.625%       10/15/01       3,000,000          2,991,630          2,907,180
Federal National Mortgage                       6.375%        6/15/09       3,400,000          3,337,202          3,246,456
Federal National Mortgage                       6.500%        12/1/12       1,072,258          1,070,415          1,040,755
Federal National Mortgage                       6.500%        11/1/12         355,483            354,872            345,099
Federal National Mortgage                       6.500%        11/1/12         327,493            326,930            317,870
Federal National Mortgage                       6.500%         8/1/12          29,097             29,047             28,327
Government National Mortgage Assn.              7.000%       12/15/00       2,000,000          1,990,625          1,979,380
United States Treasury Notes                    6.125%       12/31/01       8,000,000          8,055,564          7,982,480
United States Treasury Notes                    6.250%        6/30/02       6,500,000          6,718,912          6,475,805
United States Treasury Notes                    5.250%        5/15/04       2,400,000          2,321,250          2,299,128
United States Treasury Notes                    7.875%        8/15/01       6,650,000          7,076,992          6,816,250
United States Treasury Notes                    6.250%        2/15/03       7,650,000          7,995,187          7,627,280
United States Treasury Notes                    5.750%        8/15/03       5,500,000          5,444,918          5,387,415
United States Treasury Notes                    7.875%       11/15/04       2,250,000          2,406,641          2,379,015
United States Treasury Notes                    6.500%        8/15/05         500,000            528,451            500,000
United States Treasury Notes                    6.250%        8/31/00       7,000,000          7,139,243          7,010,920
United States Treasury Notes                    6.500%       10/15/06       2,000,000          2,028,734          1,994,680
                                                                                            ------------       ------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS                                                  $ 86,154,776       $ 83,863,875

CORPORATE BONDS
Ahold Financial U.S.A., Inc.                    6.250%         5/1/09       1,900,000          1,884,420          1,702,666
American Express Master Treasury Svc            5.375%        7/15/01       1,630,000          1,580,590          1,616,748
Associates Corp. of North America               5.500%        2/15/04       1,400,000          1,391,768          1,314,348
AT&T Corp.                                      6.000%        3/15/09       2,000,000          1,993,633          1,814,240
Atlantic Richfield                              5.900%        4/15/09       1,950,000          1,943,350          1,769,411
Bear Stearns Cos. Inc.                          6.750%        8/15/00       1,000,000          1,008,220            999,550
Bear Stearns Cos. Inc.                          6.650%        12/1/04       1,250,000          1,248,600          1,197,638
Bear Stearns Cos. Inc.                          7.625%        12/7/09       1,500,000          1,496,055          1,472,880
Branch Banking & Tr. Co. Wilson, N.C.           5.700%         2/1/01       1,000,000            984,320            988,060
California Infrastructure                       6.320%        9/25/05       1,250,000          1,258,643          1,229,350
Comcast Cable Corp.                             6.200%       11/15/08       1,650,000          1,648,873          1,492,194
CWABS Inc.                                      6.525%        2/25/14          61,901             61,901             61,628
Dayton Hudson Credit Card Master                6.250%        8/25/05       1,225,000          1,222,373          1,203,734
Dell Computer Corp.                             6.550%        4/15/08       1,150,000          1,148,218          1,070,696
Delphi Automotive Sys. Corp.                    6.125%         5/1/04       1,900,000          1,906,156          1,797,324
Electronic Data System Corp.                    7.125%       10/15/09       1,700,000          1,698,300          1,655,052

* Party in Interest as defined by ERISA

                                                                     SCHEDULE I


                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                                                   FUND A
                                                       (Fixed Income Securities Fund)

                                                             Maturity       Principal                           Fair Value
                                                 Rate          Date          Amount             Cost             12/31/99
                                                ------       --------       ---------       ------------       ------------
El Paso Natural Gas Co.                         6.750%       11/15/03       1,000,000          1,016,390            975,710
EOP Oper. L.P.                                  6.800%        1/15/09       1,750,000          1,742,195          1,602,142
Finova Cap. Corp.                               5.875%       10/15/01       1,650,000          1,648,366          1,611,835
General Electric Capital Corporation            8.850%         4/1/05       1,325,000          1,449,060          1,418,850
Guidant Corp.                                   6.150%        2/15/06       1,800,000          1,792,944          1,621,908
Household Financial Corporation                 5.875%         2/1/09       1,200,000          1,193,220          1,061,532
Household Financial Corporation                 7.200%        7/15/06       1,750,000          1,747,340          1,718,920
Ingersoll Rand Company                          6.380%       11/19/01         850,000            850,000            839,001
International Business Mac.                     5.375%       02/01/09       1,500,000          1,497,465          1,314,000
International Lease Finance Corp.               6.250%       10/15/00       1,000,000          1,015,770            996,520
J.C. Penney, Inc.                               7.250%       04/01/20       1,000,000            999,580            981,850
Lehman Brothers Inc.                            7.250%       10/15/03       1,000,000            996,330            987,300
Lockheed Martin Corp.                           6.850%       05/15/01       2,250,000          2,273,977          2,234,520
Marsh & McLennan Cos. Inc.                      6.625%       06/15/04       1,700,000          1,693,438          1,648,082
MBNA Amer. Bank, N.A.                           6.000%       12/26/00       1,000,000          1,000,000            990,210
MBNA Master Card Tr.                            5.800%       12/15/05       1,500,000          1,526,016          1,444,215
MCI Communications Corp.                        6.500%       04/15/10       1,400,000          1,394,330          1,303,652
Mellon Bank Home Equity                         6.520%       07/25/10       1,084,550          1,083,296          1,076,924
MMCA Auto Owner Tr.                             7.550%       04/15/06       1,750,000          1,749,453          1,763,945
Nabisco, Inc.                                   6.000%       02/15/01       1,350,000          1,349,662          1,329,831
News America Holding                            7.375%       10/17/08       1,500,000          1,497,590          1,455,135
Norwest Financial Inc.                          5,625%       02/03/09       1,800,000          1,792,656          1,576,692
Raytheon Co.                                    6.450%       08/15/02       2,000,000          2,009,770          1,945,620
Royal Bank of Canada, New York                  6.750%       10/24/11       1,000,000            998,440            953,040
Sears Roebuck Acceptance Corp.                  6.560%       11/20/03       1,000,000            982,120            960,120
Toyota Auto Lease Trust                         6.350%       04/26/04       1,225,000          1,232,034          1,218,875
Toyota Motor Credit Corp                        5.500%       12/15/08       1,700,000          1,696,634          1,497,496
Tyco Int'l Group                                6.375%       06/15/05       1,500,000          1,493,865          1,405,170
United Dominion Realty Inc.                     8.125%       11/15/00       1,650,000          1,648,663          1,658,019
UNUM Corp Notes                                 6.370%       10/31/00       1,650,000          1,650,000          1,648,449
Wal-Mart Stores Inc.                            6.550%       08/10/04       1,750,000          1,747,357          1,721,034
Westvaco Corp.                                  6.850%       11/15/04       1,750,000          1,746,535          1,708,350
Worldcom Inc.                                   8.875%       01/15/06       1,500,000          1,629,375          1,574,355
                                                                                            ------------       ------------
TOTAL CORPORATE BONDS                                                                       $ 70,619,291       $ 67,628,821

FOREIGN BONDS
ABN AMRO Bk. N.V. Chicago Notes                 7.125%       06/18/07       1,500,000          1,527,185          1,452,060
Bayerische Landesbank                           5.875%       12/01/08       1,600,000          1,598,672          1,434,816
British Columbia Prov. Canada                   5.375%       10/29/08       1,650,000          1,641,437          1,444,097
Cable & Wireless Communications                 6.625%       03/06/05       1,450,000          1,445,360          1,431,977
Inter American Development Bank                 5.750%       02/26/08       1,400,000          1,391,460          1,282,708
National Australia Bank Ltd.                    6.400%       12/10/07       1,500,000          1,501,062          1,426,710
National Westminster Bank                       7.375%       10/01/09       1,700,000          1,693,217          1,660,056
Ontario Prov. Canada                            7.375%       01/27/03         500,000            526,225            505,200
United Utils. Plc.                              6.450%       04/01/08       1,500,000          1,505,475          1,370,790
                                                                                            ------------       ------------
TOTAL FOREIGN BONDS                                                                         $ 12,830,093       $ 12,008,414

STIF OF STATE STREET BANK & TRUST CO.                        00/00/00       9,540,845          9,540,845          9,540,845
                                                                                            ------------       ------------

TOTAL ASSETS HELD FOR INVESTMENT - FUND A                                                   $179,145,005       $173,041,955
                                                                                            ============       ============

* Party in Interest as defined by ERISA

                                                                     SCHEDULE I

                  CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                          THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                     FUND B
                             (CITIGROUP STOCK FUND)

                                                      MATURITY      NUMBER OF                          FAIR VALUE
                                               RATE     DATE          UNITS               COST          12/31/99
                                            --------- --------    --------------      ------------  ----------------
Citigroup Common Stock *                                            27,492,638        $513,946,004   $1,527,559,699

STIF of State Street Bank & Trust Co. *                             11,141,764          11,141,764       11,141,764
                                                                                      ------------  ----------------

TOTAL ASSETS HELD FOR INVESTMENT - FUND B                                             $525,087,768   $1,538,701,463
                                                                                      ============  ================

                                    FUND C
                     (DIVERSIFIED EQUITY INVESTMENTS FUND)

                                                           MATURITY           NUMBER OF                              FAIR VALUE
                                                             DATE               UNITS              COST               12/31/99
                                                         -------------       -------------     -------------        -------------
COMMINGLED EMPLOYEE BENEFIT TRUSTS OF INVESCO TRUST CO.
INDEX  500 FUND                                                               30,577,432        $359,901,719         $781,696,760
                                                                                               -------------        -------------
STIF OF STATE STREET BANK & TRUST CO. *                                       11,512,202          11,512,202           11,512,202
                                                                                               -------------        -------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS
U.S. Treasury Bills                                        03/16/02            1,200,000           1,184,257            1,187,448
                                                                                               -------------        -------------

TOTAL  ASSETS HELD FOR INVESTMENT - FUND C                                                      $372,598,178         $794,396,410
                                                                                               =============        =============

                                    FUND E
                          (CAPITAL PRESERVATION FUND)

                                                     MATURITY       NUMBER OF                           FAIR VALUE
                                         RATE          DATE           UNITS               COST           12/31/99
                                       --------    ------------    ------------       --------------   ------------
State Street Resale Agreement *         4.950%                      51,867,000         $51,867,000     $51,867,000

GUARANTEED INVESTMENT CONTRACTS ***
AIG Life Companies                      6.160%      12/31/02        27,615,890          27,615,890      27,615,890
AIG Life Companies                      5.630%      12/31/03        15,718,985          15,718,985      15,718,985
CDC Capital                             6.030%      02/15/04        20,000,000          20,000,000      20,000,000
CDC Capital                             6.260%      09/30/02        11,305,782          11,305,782      11,305,781
John Hancock                            6.140%      01/02/03         9,499,723           9,499,723       9,499,723
John Hancock                            6.390%      09/30/01        18,390,306          18,390,306      18,390,306
John Hancock                            6.330%      01/02/03         9,828,248           9,828,248       9,828,248
John Hancock                            6.570%      07/01/02        10,106,911          10,106,911      10,106,911
Mass Mutual                             6.800%      10/01/02        34,130,818          34,130,818      34,130,818
Metropolitan Life                       5.800%      10/01/02        12,594,485          12,594,485      12,594,486
Metropolitan Life                       6.100%      07/01/02        14,411,202          14,411,202      14,411,202
Metropolitan Life                       6.250%      09/30/00        12,500,820          12,500,820      12,500,820



* Party in interest as defined by ERISA

                                                                     SCHEDULE I

                  CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999


                                    FUND E
                          (CAPITAL PRESERVATION FUND)

                                                               MATURITY           NUMBER OF                          FAIR VALUE
         ASSET DESCRIPTION                         RATE          DATE               UNITS               COST          12/31/99
-----------------------------------------------   ------      ----------        ------------       -------------    -------------
National Westminster Bank                         6.937%      06/25/12            9,477,068           9,477,068        9,477,068
New York Life Insurance                           6.670%      04/01/02           23,388,487          23,388,487       23,388,487
New York Life Insurance                           6.220%      07/01/02            1,812,212           1,812,212        1,812,212
New York Life Insurance                           6.740%      10/01/02           20,532,696          20,532,696       20,532,696
Principal Mutual Life                             5.770%      10/01/01            8,393,188           8,393,188        8,393,188
Principal Mutual Life                             6.490%      09/29/02           24,389,679          24,389,679       24,389,679
Principal Mutual Life                             5.850%      06/30/01           13,473,654          13,473,654       13,473,654
Principal Mutual Life                             6.420%      10/01/02            5,131,763           5,131,763        5,131,763
                                                                                                   -------------    -------------
                                                                                                   $302,701,917     $302,701,917
SYNTHETIC GUARANTEED INVESTMENT CONTRACTS
Deutsche Bank                                     6.240%      Not Stated         80,788,346          80,788,346       80,788,346
National Westminster Bank                         6.446%      Not Stated         23,567,233          23,567,233       23,567,233
Rabobank                                          6.290%      Not Stated         78,596,696          78,596,696       78,596,696
Rabobank                                          7.107%      Not Stated          9,291,479           9,291,479        9,291,479
Rabobank                                          6.830%      Not Stated         19,341,802          19,341,802       19,341,802
UBS                                               6.560%      Not Stated         78,135,948          78,135,948       78,135,948
                                                                                                   -------------    -------------
                                                                                                   $289,721,504     $289,721,504
                                                                                                   -------------    -------------
TOTAL ASSETS HELD FOR INVESTMENT - FUND E                                                          $644,290,421     $644,290,421
                                                                                                   =============    =============


                                    FUND F
                               (SMALL CAP FUND)

                                                     NUMBER OF                                FAIR VALUE
                                                       UNITS              COST                 12/31/99
                                                    ------------     --------------         --------------
Commingled Employee Benefit Trust of
State Street Bank & Trust Company *
RUSSELL 2000 FUND                                    5,737,640        $128,389,724           $159,380,155
                                                                     --------------         --------------
TOTAL ASSETS HELD FOR INVESTMENT - FUND F                             $128,389,724           $159,380,155
                                                                     ==============         ==============


                                    FUND G
                        (INTERNATIONAL SECURITIES FUND)

                                                             NUMBER OF                                FAIR VALUE
                                                               UNITS              COST                 12/31/99
                                                           -------------      -------------          -------------
MUTUAL FUNDS OF DIMENSIONAL INVESTMENT GROUP, INC.
Emerging Markets Portfolio II                               1,226,733        $ 11,026,720           $ 14,156,504
International Value Portfolio IV                           11,156,615         113,165,194            127,966,370
                                                                             -------------          ------------


TOTAL ASSETS HELD FOR INVESTMENT - FUND G                                    $ 124,191,914         $ 142,122,874
                                                                             =============         =============

* Party in Interest as defined by ERISA

                                                                     SCHEDULE I

                  CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                          THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                    FUND H
                               (LIFESTYLE FUND)

                                                          MATURITY               NUMBER OF                             FAIR VALUE
                                               RATE         DATE                   UNITS                COST            12/31/99
                                             --------    ----------             -----------          ----------      --------------
LARGE CAP GROWTH COMMON STOCK
AT&T Corp.                                                                          11,100             $507,191          $563,325
Altera Corp.                                                                           900               40,924            44,606
America Online Inc.                                                                  5,200              386,265           392,275
American Express Co.                                                                 2,600              351,762           432,250
Amgen, Inc.                                                                          3,800              175,062           228,238
BMC Software, Inc.                                                                     700               53,638            55,956
Bank of New York Inc.                                                                2,700               99,872           108,000
Bed Bath & Beyond Inc.                                                               2,800               82,706            97,300
Bell Atlantic                                                                        8,300              530,636           510,969
BellSouth Corp.                                                                      6,710              337,574           314,112
Bristol Myers Squibb Co.                                                             9,300              623,936           596,944
Carnival Corp.                                                                       4,500              207,161           215,156
Cisco Systems Inc.                                                                  11,900              311,020         1,274,787
Coca-Cola Co.                                                                        9,000              591,770           524,250
Danaher Corp.                                                                        2,700               91,266           130,275
Dell Computer Corp                                                                   9,200              381,445           469,200
E M C Corp.                                                                          3,300              101,891           360,525
Federal Home Loan Mortgage                                                           3,000              157,642           141,188
Federal National Mortgage Association                                                4,400              282,527           274,725
GTE Corp.                                                                            4,630              343,661           326,704
General Dynamics Corp.                                                               1,000               51,603            52,750
General Electric Co.                                                                11,300              936,531         1,748,674
Harley Davidson Inc.                                                                   850               52,963            54,453
Home Depot Inc.                                                                      8,850              317,554           606,778
Intel Corp.                                                                         11,780              609,829           969,641
IBM                                                                                  7,190              797,791           776,520
Interpublic Group Co's Inc.                                                          5,200              185,771           299,975
Johnson & Johnson                                                                    7,200              602,391           670,500
Kohl's Group                                                                         1,400               95,470           101,063
Lexmark International Group, Inc.                                                    2,450              167,021           221,725
Eli Lilly & Co.                                                                      2,435              155,532           161,928
Linear Technology Group                                                                600               42,511            42,938
Lowes Co's, Inc.                                                                     1,600               85,696            95,600
Lucent Technologies Inc.                                                            10,750              648,047           804,234
MBNA Corp.                                                                          11,000              310,947           299,750
Maxim Integrated Products Inc.                                                       1,300               44,104            61,344
Medtronic Inc.                                                                       4,500              174,930           163,969
Merck & Co. Inc.                                                                     8,240              511,049           552,595
Microsoft Corp.                                                                     18,400            1,211,600         2,148,199
Microchip Technology Inc.                                                              800               54,706            54,750
Northern Trust Corp.                                                                 2,200              108,702           116,600
Oracle Corp                                                                          5,100              193,986           571,519
Peoplesoft Inc.                                                                      2,600               56,117            55,413
Pfizer Inc.                                                                         14,000              487,630           454,125



* Party in Interest as Defined by ERISA

                                                                     SCHEDULE I

                  CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                          THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                    FUND H
                               (LIFESTYLE FUND)

                                                          MATURITY               NUMBER OF                             FAIR VALUE
                                               RATE         DATE                   UNITS                COST            12/31/99
                                             --------    ----------             -----------          ----------      --------------
Proctor & Gamble Inc.                                                                6,664              609,136           730,125
SBC Communications Inc.                                                              9,800              556,543           477,750
Schering Plough Corp.                                                               10,400              439,572           438,750
Charles Schwab Corp.                                                                 2,300              100,636            88,263
Sun Microsystems Inc.                                                                5,700              220,592           441,394
Tellabs Inc.                                                                         1,800              102,281           115,538
Tyco International Ltd.                                                             10,600              467,311           412,075
Wal Mart Stores Inc.                                                                15,900              571,890         1,099,087
Walgreen Co.                                                                         3,800              112,249           111,150
Warner Lambert Co.                                                                   5,500              388,709           450,656
STIF of State Street Bank & Trust Co. *                                            844,030              844,030           844,030
                                                                                                   -------------     -------------
TOTAL LARGE CAP GROWTH COMMON STOCK                                                                 $17,973,379       $23,354,646

LARGE CAP VALUE COMMON STOCK
AT&T Corp.                                                                          18,000           $1,003,470          $913,500
Alcao Inc.                                                                           8,500              526,230           705,500
American Home Products Corp.                                                        14,000              730,316           552,125
Avon Products Inc.                                                                   9,400              431,050           310,200
BP Amoco                                                                            11,000              624,443           652,438
Bank America Corp.                                                                  12,000              695,604           602,250
Bristol Myers Squibb Co.                                                            10,000              612,211           641,875
Chase Manhattan Corp.                                                               11,000              676,712           854,562
Chevron Corp.                                                                        7,500              624,238           649,688
Chubb Corp                                                                           9,000              633,668           506,813
Conoco Inc.                                                                         23,000              484,722           569,250
Conoco Inc.                                                                         11,056              214,342           275,018
Dow Chemical Co.                                                                     3,300              369,877           440,963
Du Pont, Inc.                                                                        8,000              435,479           527,000
Duke Energy Co.                                                                     16,000              961,727           802,000
Emerson Electrical Co.                                                              12,500              708,723           717,188
Enron Corp.                                                                         22,500              759,913           998,437
Exxon Mobil Corp.                                                                   11,000              747,454           886,187
GTE Corp.                                                                            9,600              651,081           677,400
General Electric Co.                                                                 6,000              594,510           928,500
General Motors Corp.                                                                 5,200              286,194           377,975
Halliburton Co.                                                                     10,000              374,859           402,500
Hartford Financial Services Group                                                   13,000              597,775           615,875
H.J. Heinz Co.                                                                       6,000              301,318           238,875
Honeywell International Co.                                                         12,000              735,248           692,250
International Paper Co.                                                             11,500              530,759           649,031
Kimberly Clark Corp.                                                                 9,700              586,363           632,925
Marsh & McClennan Co.                                                                9,200              539,601           880,325
Masco Corp.                                                                         19,000              552,274           482,125
McGraw Hill Inc.                                                                    12,000              682,878           739,500
Mellon Financial Corp.                                                              20,800              694,335           708,500
Merrill Lynch & Co. Inc.                                                             3,000              234,131           250,500
Pepsico Inc.                                                                        19,000              739,140           669,750
Pharmacia & Upjohn Inc.                                                             11,000              623,110           495,000


* Party in Interest as Defined by ERISA

                                                                     SCHEDULE I

                  CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                          THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                    FUND H
                               (LIFESTYLE FUND)

                                                          MATURITY               NUMBER OF                             FAIR VALUE
                                               RATE         DATE                   UNITS                COST            12/31/99
                                             --------    ----------             -----------          ----------      --------------
Pitney Bowes, Inc.                                                                  15,000              938,412           724,688
SBC Communications, Inc.                                                            16,000              819,079           780,000
Sprint Corp.                                                                         8,000              322,279           538,500
Unicom Corp.                                                                        15,000              548,743           502,500
Union Pacific Corp.                                                                  7,800              384,675           340,275
Unum Provident  Corp.                                                               13,000              501,536           416,813
Williams Co. Inc.                                                                   26,200              880,918           800,737
Xerox Corporation                                                                   17,500              862,114           397,031
STIF of State Street Bank & Trust Co. *                                          1,591,756            1,591,756         1,591,756
                                                                                                   -------------     -------------
TOTAL LARGE CAP VALUE COMMON  STOCK                                                                 $26,813,266       $27,138,325

SMALL CAP GROWTH STOCK
Activision Inc.                                                                     10,935          $   159,863       $   167,442
Affymetrix Inc.                                                                        625               48,711           106,055
Alliant Techsystems. Inc.                                                            1,860              147,364           115,901
Alpha Industry Inc.                                                                  1,115               68,956            63,903
Alpharma, Inc.                                                                       3,900              135,272           119,925
Amkor Technology Inc.                                                                5,175              100,782           146,194
Anadigics Inc.                                                                       1,965               94,414            92,723
Ancor Communications Inc.                                                            1,170               26,923            79,414
Andrax Corp.                                                                         2,229               72,838            94,315
Apria Healthcare Group Inc.                                                         10,535              167,581           188,972
Applied Power Inc.                                                                   4,433              136,290           162,913
Aptargroup, Inc.                                                                     9,524              266,575           239,291
Bisys Group Inc.                                                                     4,331              218,073           282,598
Beringer Wine Estates Holding Co.                                                    3,072              122,571           122,496
Bindview Development Corp. Inc.                                                      3,030              130,758           150,553
Blanch E.W. Holdings, Inc.                                                           1,245               84,241            76,256
Broadvision Inc.                                                                     1,620              144,933           275,501
C. Cube Microsystems, Inc.                                                           5,596              141,116           348,351
C.H. Robinson Worldwide                                                              6,712              193,135           266,802
Cleco Corp New                                                                       4,910              158,624           157,427
CNF Transportation, Inc.                                                             6,235              265,107           215,108
CTS Corp.                                                                            1,965              139,443           148,112
Cal Dive International Inc.                                                          5,230              171,231           173,244
Caliper Technologies Corp.                                                             941               21,184            62,812
Catalina Marketing Corp.                                                             5,068              297,722           586,620
Checkfree Holdings Corp.                                                             4,550              152,733           475,475
Chittenden Corp.                                                                     8,574              278,176           254,005
Chubb Corp.                                                                              1                    0                56
Co Flexip                                                                            5,040              227,753           191,520
Concentric Network Corp.                                                             2,520               83,002            77,648
Corixa Corp                                                                          4,510               74,575            76,670
Cost Plus Inc.                                                                       7,710              241,332           274,669
Covad Communications Group                                                           3,000              141,254           167,813
Crossroads Systems Inc.                                                                 94                1,692             7,943
Cullen Frost Bankers Inc.                                                           10,682              268,803           275,062
Cylink Corp.                                                                         7,085               99,955            95,648


* Party in Interest as Defined by ERISA

                                                                     SCHEDULE I

                  CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                          THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                    FUND H
                               (LIFESTYLE FUND)

                                                          MATURITY               NUMBER OF                             FAIR VALUE
                                               RATE         DATE                   UNITS                COST            12/31/99
                                             --------    ----------             -----------          ----------      --------------
Cypress Semiconductor Corp.                                                          4,885              138,934           158,152
DII Group, Inc.                                                                      2,280               80,583           161,809
Dallas Semiconductor Corp.                                                           1,566               62,585           100,909
Digital Microwave Corp                                                               7,220              145,388           169,219
DUSA Pharmaceuticals Inc.                                                            7,030              119,930           200,355
Eagle USA Airfreight Inc.                                                           10,843              187,267           467,603
Electronics for Imaging Corp.                                                        5,755              208,072           334,509
Emmis Communications Corp.                                                           1,700              108,065           211,889
Emulex Corp.                                                                         1,170              103,541           131,625
Enzon, Inc.                                                                          3,450              114,238           149,644
Ethan Allen Interiors Inc.                                                           4,021              129,500           128,923
Exactis Com Inc.                                                                     3,663               59,037            89,057
Exodus Communications Inc.                                                           4,668              100,207           414,577
Finistar Corp.                                                                         743               14,117            66,777
Gentec Corp.                                                                         4,245              106,918           117,799
Hanover Compressor Corp.                                                             4,830              153,654           182,333
Harmonic, Inc.                                                                       1,170               82,997           111,077
High Speed Access Corp.                                                              2,840               46,496            50,055
Hispanic Broadcasting Corp.                                                          4,123              178,155           380,218
Houghton Mifflin Co.                                                                 3,053              139,206           128,798
IDEC Pharmaceuticals Corp.                                                           1,700               89,082           167,025
IDEX Corp.                                                                           5,200              165,811           157,950
Inprise Corp.                                                                       24,920              107,649           275,678
Lamar Advertising Co.                                                                6,856              185,886           415,217
Legato Systems Inc.                                                                  4,932              110,552           339,383
Lifepoint Hospitals Inc.                                                             6,025               71,163            71,170
Linens 'n Things, Inc.                                                               6,636              223,217           196,592
MTI Technology Corp.                                                                 2,760               71,573           101,775
Macrovision Corp                                                                     1,540               37,659           113,960
Macromedia Inc.                                                                      6,155              198,481           450,083
Mail Com Inc.                                                                        3,660               59,512            68,625
Medarex Inc.                                                                        10,695              113,917           398,389
Medimmune Inc.                                                                       2,417              124,053           400,920
Medquist Inc.                                                                        5,315              178,306           137,193
Mercury Interactive Corp.                                                            5,484              154,336           591,929
Methode Electronics Inc.                                                             4,245              104,410           136,371
Mettler Toledo International Inc.                                                    7,350              190,656           280,678
Micrel Inc.                                                                          4,885              194,209           278,140
Microstrategy Inc.                                                                   1,220              103,853           256,200
Microchip Technology, Inc.                                                           1,772               92,615           121,271
Millenium Pharmaceuticals Inc.                                                       2,676              154,644           326,472
National Information Corp.                                                           1,668               20,016            53,376
National Instructors Corp.                                                          10,272              267,704           392,904
Network Appliance Inc.                                                               3,157               77,451           262,228
Next Level Communications Inc.                                                         425                8,500            31,822
Novellus Sys Inc.                                                                    3,820              202,367           468,068
O Reilly Automotive Inc.                                                             8,040              187,559           172,860
Peoples Heritage Final Group                                                        14,726              265,482           221,810

* Party in Interest as Defined by ERISA

                                                                     SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                          THE SAVINGS INCENTIVE PLAN
                 OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                            AS OF DECEMBER 31, 1999

                                    FUND H
                               (LIFESTYLE FUND)

                                                          MATURITY               NUMBER OF                             FAIR VALUE
                                               RATE         DATE                   UNITS                COST            12/31/99
                                             --------    ----------             -----------          ----------      --------------
Petroleum Geological Services                                                       10,330              160,732           184,003
Pharmacyclics Inc.                                                                   2,015               68,762            83,119
Pinnacle Holdings Inc.                                                               9,691              229,725           410,656
Power One Inc.                                                                       2,335               63,856           106,972
Powerwave Technologies, Inc.                                                         2,706               74,372           157,963
Powertel Inc.                                                                        2,125              138,453           213,297
Precision Drilling Corp.                                                             8,225              166,469           211,280
Profit Recovery Group International                                                  7,639              132,727           202,911
QRS Corp.                                                                            1,901              152,814           199,605
R&B Falcon Corp.                                                                    38,905              390,625           515,490
Remec Inc                                                                            7,590              130,613           193,545
Remedy Corp.                                                                         2,125               94,199           100,672
Research in Motion, Ltd.                                                             5,655              132,320           261,190
SEI Investments Co.                                                                  1,240              135,660           147,579
SFX Entertainment Inc.                                                               7,438              228,429           269,163
Sandisk Corp                                                                         1,780              131,049           171,325
Saucony Inc.                                                                         7,601              166,686           105,464
Sawteck Inc.                                                                         2,230               95,548           148,434
Scholastic Corp.                                                                     2,070              114,117           128,728
Semtech Corp.                                                                        2,495              120,349           130,052
Shaw Group Inc.                                                                      5,385              120,638           136,308
Shire Pharmaceuticals Group                                                         18,899              423,101           550,433
Source Information Management Co.                                                   16,925              244,384           283,494
Spanish Broadcasting System                                                          4,222               84,440           169,936
Sportsline USA Inc.                                                                  2,680               59,044           134,335
SYMYX Technologies Inc.                                                              2,439               38,103            73,170
Telebanc Financial Corp.                                                             3,915              122,163           101,790
Ticketmaster Online                                                                  1,990               57,959            76,491
Transkaryotic Therapies Inc.                                                           980               45,080            37,730
Transwitch Corp.                                                                     1,620               91,774           117,551
Triad Hospitals Inc.                                                                 4,140               52,701            62,618
Triquint Semiconductor Inc.                                                          1,010               92,708           112,363
U.S. Trust Corp.                                                                     4,116              313,512           330,052
Varian Inc.                                                                         10,695              174,778           240,638
Ventana Medical System Inc.                                                          5,462              125,771           135,867
Verticalnet Inc.                                                                       955              121,266           156,620
Vixel Corp.                                                                          1,540               58,958            26,276
Voicestream Wireless Corp.                                                           1,341               38,741           190,841
Western Wireless Corp.                                                               6,516               79,308           434,943
Westwood One Inc.                                                                    7,121              199,666           541,196
Whittman Hart Inc.                                                                   4,420              109,302           237,023
Young Broadcasting Inc.                                                              5,015              252,661           255,765
Zale Corp.                                                                           5,465              211,083           264,369
Zany Brainy Corp.                                                                   23,540              232,834           241,284
STIF of State Street Bank & Trust  *                                             1,237,704            1,237,704         1,237,704
                                                                                                   -------------     -------------
TOTAL SMALL CAPITAL GROWTH                                                                          $18,637,719       $27,073,099

* Party in Interest as Defined by ERISA

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                         MATURITY       NUMBER OF                           FAIR VALUE
                                              RATE         DATE           UNITS            COST             12/31/1999
                                           -----------  -----------  ---------------------------------   -----------------
SMALL CAP VALUE COMMON STOCK-
Acceptance Insurance Co.                                                      15,000   $      345,864       $      87,188
AEHR Test System Inc.                                                          5,800           35,483              29,000
Air Express International Corp.                                               15,000          301,820             484,688
American National Insurance Co.                                                7,900          552,128             503,625
Atlantic Coast Airlines                                                       14,400          254,225             342,000
Atwood Oceanics Inc.                                                          19,900          549,424             768,637
Aztar Corp.                                                                   63,900          412,904             694,912
Baldor Electrical Co. Inc.                                                    30,800          595,009             558,250
Circor International Inc.                                                      9,250          109,279              95,391
Commercial Intertech Corp.                                                     4,200           71,652              53,550
Commonwealth Industries Inc.                                                  30,100          549,426             391,300
D.R.Horton, Inc.                                                              23,400          331,578             323,213
Diebold Inc.                                                                   3,400           74,646              79,900
Dimon, Inc.                                                                   35,000          641,559             113,750
Ensco International Inc.                                                      20,700          224,463             473,512
Esco Electronics Corp.                                                        22,750          399,216             264,469
Engle Homes Inc.                                                              10,100          155,934             121,200
Flexsteel Industries Inc.                                                     14,000          168,000             187,250
Fritz Companies Inc.                                                          45,500          550,936             477,750
Harleysville Group Inc.                                                       39,300          756,055             560,025
JLG Industries Inc.                                                           97,200        1,256,437           1,549,125
Kaydon Corp.                                                                  21,000          568,260             563,063
Kenan Transport Co.                                                           13,300          374,229             417,288
LTV Corp.                                                                    151,900        1,477,769             626,587
Lancaster Colony Corp.                                                        15,600          507,873             516,750
Lone Star Technologies Inc.                                                   19,600          352,229             546,350
MMI Companies Inc.                                                            25,700          644,027             221,662
Matrix Bancorp Inc.                                                           20,800          292,470             249,600
Midwest Express Holdings Inc.                                                 17,800          486,154             567,375
Motor Cargo Industries Inc.                                                   23,800          296,575             110,075
Muyers Industries Inc.                                                        37,830          688,817             595,823
Nuevo Energy Co.                                                              28,900          654,266             541,875
PBOC Holdings Inc.                                                            27,600          311,909             260,475
PMI Group Inc.                                                                 9,300          285,738             453,956
Patrick Industries Inc.                                                       13,400          212,475             123,950
Penn America Group Inc.                                                       24,100          423,645             186,775
Perini Corp.                                                                   7,500           38,544              29,062
Presidential Life Corp.                                                       49,100          931,525             902,212
Professionals Group Inc.                                                      31,460          837,036             737,344
R&B Falcon Corp.                                                              33,490          725,349             443,743
R.P.M. Inc.                                                                   63,200          864,133             643,850
Reynolds & Reynolds Co.                                                       19,300          368,455             434,250
Rowan Companies Inc.                                                          34,300          366,782             743,881
Santa Fe International Corp.                                                  11,000          161,777             284,625
Schultz  SAV-O Stores Inc.                                                    20,100          326,952             256,275
Spacehab Inc.                                                                 39,500          428,402             212,313

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                         MATURITY       NUMBER OF                           FAIR VALUE
                                              RATE         DATE           UNITS            COST             12/31/1999
                                           -----------  -----------  ---------------------------------   -----------------
Stancorp Financial Group Inc.                                                 12,000          289,424             302,250
Standard Commercial Corp.                                                     70,000        1,005,934             249,375
Superior Industries International Inc.                                        19,100          502,883             512,119
SYMS Corp.                                                                    38,100          494,671             190,500
Teleflex Inc.                                                                 17,000          595,336             532,312
Tidewater Inc.                                                                16,300          418,659             586,800
Timberland Co.                                                                20,200          405,971           1,068,074
TIMKEN CO                                                                     40,900          745,411             835,894
Tower Automotive Inc.                                                         36,300          685,328             560,381
Tropical Sportswear International Corp.                                       20,900          381,025             337,013
Tuscarora Inc.                                                                17,900          246,777             217,037
Ultrak Inc.                                                                   56,700          559,508             439,425
Watts Industries Inc.                                                         21,300          283,392             314,175
West Pharmaceutical Services Inc.                                             13,700          442,845             423,844
Wolverine Worldwide Inc.                                                      58,100          635,670             635,469
STIF of State Street Bank & Trust Co.*                                       963,131          963,131             963,131
                                                                                     -----------------   -----------------
TOTAL SMALL CAP VALUE COMMON STOCK                                                     $   29,617,394       $  26,995,693

INTERNATIONAL EQUITY COMMON STOCK

ABN Amro Holdings                                                             16,130   $      365,678       $     402,964
AKZO Nobel Nv.                                                                 9,552          395,538             479,186
Allied Domecq                                                                 54,759          351,028             270,664
Allied Irish Banks                                                            41,787          546,022             476,505
Aust & NA. Bank Group                                                         56,910          407,610             414,002
Aventisa Sa                                                                   10,380          603,187             602,282
BAA                                                                           62,540          452,692             436,410
BIC                                                                            6,979          392,859             317,629
Bohler Uddeholm                                                                3,385          264,737             156,172
BQE National Paris                                                             8,110          618,175             748,336
Brit Amer Tobacco                                                             53,530          363,826             302,635
British Telecom                                                               16,372          249,253             396,685
Buderus AG.                                                                   16,290          265,575             275,683
Buhrmann Nv.                                                                  25,710          420,223             387,189
Canon, Inc.                                                                   10,000          294,155             397,377
CGU                                                                           22,950          271,039             370,341
Coats Viyella                                                                243,570          467,909             161,310
Commerzbank AG                                                                 7,915          274,418             290,622
Cookson Group                                                                125,780          477,871             507,931
Creative Technology D.                                                        38,330          466,635             665,984
Dragerwerk AG                                                                 16,309          325,308             143,753
Dyckerhoff AG.                                                                10,770          370,367             329,814
Electrolux AB.                                                                20,315          295,066             510,919
Elements                                                                     176,090          270,641             230,395
ENI Spa                                                                       69,990          405,916             384,954
EURO Currency                                                                 41,990           42,110              42,299

* Party in Interest as Defined by ERISA

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                         MATURITY       NUMBER OF                           FAIR VALUE
                                              RATE         DATE           UNITS            COST             12/31/1999
                                           -----------  -----------  ---------------------------------   -----------------
Fletcher Challenge                                                           134,471          377,039             198,136
Forbo Holdings                                                                   733          300,412             345,255
Getinge Industrier                                                            19,627          402,157             221,435
Greencore Group                                                               81,710          412,850             251,047
Hang Lung Devel. Co.                                                         317,000          612,685             358,860
Hanson                                                                        55,720          296,185             467,123
ING Groep NV                                                                   7,290          322,971             440,174
Invensys                                                                      73,851          436,801             390,453
Jardine Matheson                                                              81,200          596,569             319,928
KON KPN Nv.                                                                    4,125          134,095             402,650
Kvaener ASA                                                                    6,760          188,434             142,671
Lafarge                                                                        2,432          155,323             283,205
Lloyds TSB Group                                                              28,220          341,257             350,539
Manulife Financial Corp.                                                      34,435          407,943             440,129
Medeva                                                                        95,675          264,254             268,906
National. Westminster                                                         20,335          343,843             436,867
New World Develelopment Co.                                                  129,000          376,611             290,410
Nintendo Corp.                                                                 5,500          485,041             914,065
Noranda Inc.                                                                  23,655          476,141             317,913
Novartis AG                                                                      372          597,603             546,214
Pernod Ricard                                                                  6,744          342,088             385,875
Philips Elec (KON)                                                             4,888          263,814             664,730
Portugal Telecom                                                              56,317          475,340             617,800
Pound Sterling                                                                   841            1,351               1,359
Promise Corp.                                                                  5,200          250,292             264,657
Reckitt & Benchkiser                                                          39,517          466,186             374,054
Reed International                                                            43,330          249,786             325,458
Safeway                                                                       52,030          297,114             180,485
Sanyo Shinpan Fin.                                                             9,000          412,930             308,310
Sauer AG Arbon                                                                   461          335,015             222,640
SGL Carbon                                                                     5,817          317,652             386,744
SIG Schwind Hg Ag                                                                446          320,482             266,093
Smurfit (Jefferson)                                                          136,940          322,554             413,839
STH China Morn Pst                                                           419,000          362,393             361,137
Sulzer  AG                                                                       528          315,494             343,202
Telecom Italia                                                                55,100          474,298             777,070
Telecom Corp. of New Zealand.                                                144,835          651,045             681,086
Telefonica CA.                                                                25,765          284,041             643,668
TI Group                                                                      61,790          369,371             448,144
Tomkins                                                                      130,454          708,034             425,659
Total Fina                                                                     6,140          546,150             819,529
Unilever                                                                      33,750          221,630             248,050
United News & Media P/C                                                       37,443          363,210             472,060
United Overseas Bank                                                          60,416          448,439             533,242
UPM Kymmene Oy                                                                13,700          340,078             552,028
Verba AG                                                                       9,653          518,555             469,180
Vossloh AG                                                                    11,560          325,803             173,510

* Party in Interest as Defined by ERISA

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                         MATURITY       NUMBER OF                           FAIR VALUE
                                              RATE         DATE           UNITS            COST             12/31/1999
                                           -----------  -----------  ---------------------------------   -----------------
Allied Zurich                                                                 25,210          314,168             297,269
Williams                                                                      85,827          477,319             390,955
Yodogawa Steel Works                                                          96,000          532,195             289,400
STIF of  State  Street  Bank  & Trust Co. *                                2,348,965        2,348,965           2,348,965
                                                                                     -----------------   -----------------
TOTAL INTERNATIONAL EQUITY                                                             $   30,841,844       $  31,774,219

* Party in Interest as Defined by ERISA

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                                MATURITY       NUMBER OF                           FAIR VALUE
                                                     RATE         DATE           UNITS            COST             12/31/1999
                                                  -----------  -----------  ---------------------------------   -----------------
DOMESTIC FIXED INCOME SECURITIES

Aames Mortgage Trust                                6.590%      06/15/24            735,000        $ 734,885           $ 729,664
A Hold Financial USA, Inc.                          6.875%      05/01/29            730,000          674,876             630,676
Federal National Mortgage Association               5.500%      12/31/99          5,000,000        4,665,156           4,425,000
Government National Mortgage Association            6.500%      12/15/99            625,000          624,414             586,914
Government National Mortgage Association            7.000%      12/31/99          2,300,000        2,342,406           2,222,375
American Financial Group, Inc.                      7.120%      04/15/09            670,000          665,174             600,132
Asset Securitization Corp.                          7.100%      08/13/29            358,671          377,740             355,070
Asset Securitization Corp.                          6.500%      02/14/41          1,153,561        1,161,131           1,141,587
Associates Corp. North Amer.                        6.950%      11/01/18            640,000          650,264             590,803
BB & T Corp.                                        6.375%      06/30/05            660,000          661,391             614,889
Bank One Corp.                                      5.625%      02/17/04            690,000          683,402             647,261
CWMBS Inc.                                          7.250%      11/25/27          2,353,383        2,326,172           2,259,930
Country Wide Hole Loan Services                     7.250%      01/28/10          1,000,000          978,281             971,875
Century Tel Enterprises Inc.                        6.300%      01/15/08            530,000          527,432             480,938
Chase                                               7.250%      12/29/29          1,500,000        1,442,109           1,439,531
Conseco Inc. Medium Term Senior Notes               6.400%      06/15/01            685,000          684,675             664,224
Contti Mortgage Home Equity                         6.130%      03/15/13            800,000          799,896             794,000
Corporation Andina DeFome Notes                     7.750%      03/01/04            690,000          690,674             690,007
Credit Suisse First Boston Com Mortgage             7.290%      09/15/09            500,000          502,500             490,910
Daimler Chrysler North Holdings                     7.200%      09/01/09            640,000          632,634             628,634
Dayton Hudson Corp.                                 6.650%      08/01/28            565,000          586,781             489,635
Delta Air Lines Inc.                                8.300%      12/15/29            635,000          630,695             611,080
Donaldson Lufkin & Jenrette Sr. Notes               5.875%      04/01/02            635,000          620,014             616,382
Dyneg, Inc.                                         7.450%      07/15/06            580,000          579,608             567,396
Equitable Life Assurance                            6.950%      12/01/05            690,000          699,002             669,058
Federal National Mortgage Association               6.500%      12/01/99          1,350,000        1,346,203           1,271,943
Federal Home Loan Mortgage Corp.                    6.250%      06/15/24            630,000          633,347             597,309
Federal National Mortgage Association               6.500%      05/01/29          1,570,492        1,540,555           1,479,687
Federal National Mortgage Association               7.000%      07/01/29          2,300,000        2,296,625           2,275,563
Ford Motor Company                                  7.375%      10/28/09            610,000          608,146             602,222
Government National Mortgage Association            7.000%      08/15/08            800,000          808,626             747,824
Government National Mortgage Association            6.500%      02/15/24            553,035          564,873             537,478
Great Lakes Chem Corp. NT.                          7.000%      07/15/09            725,000          724,396             691,664
Household Financial Corp.                           6.500%      11/15/08            865,000          890,549             801,085
Imperial TOB Overseas                               7.125%      04/01/09            710,000          688,703             638,233
Knight Development Bank                             6.875%      03/15/29            625,000          612,707             548,129
Korea Development Bank                              7.128%      04/22/04            665,000          662,825             648,294
MCI Communications Corp.                            6.500%      04/15/10            645,000          664,905             600,611
Mattel, Inc.                                        6.000%      07/15/03            670,000          664,346             632,052
Merita Bank Plc.                                    6.500%      04/01/09            675,000          673,954             616,261
J.P. Morgan Commercial Mortgage Financial Corp.     6.373%      01/15/30            473,110          475,476             462,806
Morgan Stanley Capital, Inc.                        5.625%      01/20/04            740,000          735,230             697,028
Morgan Stanley Capital Inc.                         6.440%      11/15/02          1,593,415        1,591,856           1,574,342
National Rural Utility Coop Fin                     6.200%      02/01/08            635,000          657,806             590,893
Osprey Trust, Inc.                                  8.310%      01/15/03            620,000          621,767             615,617

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                                MATURITY       NUMBER OF                           FAIR VALUE
                                                     RATE         DATE           UNITS            COST             12/31/1999
                                                  -----------  -----------  ---------------------------------   -----------------
Popular North America, Inc.                         6.200%      04/30/01            475,000          475,000             468,193
Popular North America, Inc.                         6.875%      06/15/01            440,000          439,915             437,136
Quebec Province, Canada                             7.500%      09/15/29            360,000          358,373             348,973
Residential Accredited Loans Inc.                   7.250%      07/25/27          2,500,000        2,480,719           2,423,125
SAKS , Inc.                                         8.250%      11/15/08            635,000          618,151             617,791
Sears Credit Account Master Trust II                5.250%      10/16/08            785,000          778,354             735,686
Structured Asset Securities Corp.                   6.790%      06/12/04          1,328,810        1,347,345           1,317,953
TPSA Financial                                      7.750%      12/10/08            725,000          730,405             671,181
United States Treasury Bonds                        3.625%      04/15/28            796,866          756,140             711,697
United States Treasury Bonds                        5.250%      02/15/29          4,460,000        3,986,357           3,687,840
United States Treasury Notes                        6.625%      05/15/07          1,935,000        2,039,972           1,942,566
United States Treasury Notes                        5.625%      04/30/00            715,000          715,179             714,664
United States Treasury Notes                        5.625%      05/15/08            875,000          836,719             823,043
United States Treasury Notes                        3.875%      01/15/09            984,624          957,959             951,393
United States Treasury Notes                        6.000%      08/15/09          3,475,000        3,468,829           3,366,406
United States Treasury Notes                        5.875%      11/15/04          1,270,000        1,270,794           1,245,197
United States Treasury Notes                        5.500%      12/31/00            480,000          484,048             477,077
United States Treasury Bonds                        6.500%      05/31/01          3,600,000        3,613,696           3,614,616
United States Treasury Bonds Futures                0.000%      02/18/00                 13           13,504              12,391
United States Treasury Bills                        5.320%      01/20/00             60,000           59,832              59,832
United States Treasury Bills                        5.415%      01/20/00            127,000          126,637             126,637
Westvaco Corp.                                      7.100%      11/15/09            640,000          636,915             613,471
YPF Sociedad Anonima                                7.250%      03/15/03            800,000          784,739             776,706
STIF of State Street Bank & Trust Co. *             5.674%      01/01/01          7,129,644        7,129,644           7,129,644
                                                                                            -----------------   ----------------
TOTAL DOMESTIC FIXED INCOME                                                                    $ 76,513,431        $ 73,820,230

INTERNATIONAL BONDS

Associates Corp. of North America                   5.595%      08/27/01            600,000        $ 599,815           $ 599,523
Banc One Auto Grantor Trust                         6.270%      11/20/03             49,766           50,193              49,644
Chase Manhattan                                     6.610%      09/15/02             43,576           44,012              43,535
Government National Mortgage Association            6.625%      09/20/26             59,067           59,989              59,391
Government National Mortgage Association            7.000%      07/20/25            223,428          227,314             225,347
Government National Mortgage Association            6.625%      09/20/25            117,569          119,614             118,561
Government National Mortgage Association            6.125%      12/20/25             24,671           25,057              25,072
Government National Mortgage Association            6.125%      11/20/26            104,150          105,729             105,631
Government National Mortgage Association            6.125%      12/20/26            293,005          296,067             297,309
International Bank Reconstruction & Development     4.750%      12/20/04        126,000,000        1,322,694           1,464,471
Bayerische Vereinsbank                              6.750%      05/22/00            687,000          688,305             688,292
Government of Spain                                 6.000%      01/31/08          1,059,982        1,186,200           1,104,130
Nippon Trust                                        2.500%      07/25/07        107,000,000        1,053,368           1,110,477
Republic of Italy                                   6.500%      11/01/27          1,633,000        2,118,270           1,718,204
NYK                                                 5.000%      10/01/29            988,000          143,343             116,398
Republic of Germany                                 5.625%      01/04/28            190,000          201,664             182,305
Government of Belgium                               5.500%      03/28/28            470,000          467,932             432,927
Republic of Greece                                  8.900%      04/01/03        152,000,000          519,144             495,380
Commerzbank AG                                      6.000%      05/22/00            468,000          467,111             467,686
United Kingdom                                      5.000%      10/01/29          1,148,000          167,169             134,828

* Party in Interest as defined by ERISA

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                                MATURITY       NUMBER OF                           FAIR VALUE
                                                     RATE         DATE           UNITS            COST             12/31/1999
                                                  -----------  -----------  ---------------------------------   -----------------
Republic of Spain                                   5.150%      07/30/09          1,570,000        1,633,750           1,540,887
Republic of France                                  3.000%      07/25/09            216,081          248,546             207,286
Republic of Greece                                  6.600%      01/15/04        429,000,000        1,386,434           1,315,408
Republic of Greece                                  7.600%      01/22/02        226,000,000          745,313             699,310
Federal Republic of Germany                         5.375%      01/04/10            900,000          948,357             908,881
Japanese Government                                 4.100%      06/21/04        135,600,000        1,507,217           1,515,670
Japanese Government                                 4.500%      12/20/04         60,000,000          683,621             688,245
United States Inflation Index                       3.625%      07/15/02            105,017           87,520             103,967
United States Treasury Notes                        4.750%      11/15/08            590,000          525,146             520,398
Canadian Government                                 1.900%      03/23/09        259,000,000        2,425,844           2,595,830
Credit Local de France                              5.425%      02/11/02          1,500,000        1,497,386           1,498,050
National Australia Bank Ltd.                        5.440%      02/12/02          1,500,000        1,496,995           1,497,300
Toyota Motor Credit Corp.                           6.250%      08/04/03            870,000        1,380,008           1,366,946
Landes Bank                                         4.375%      05/22/00          1,263,000        1,252,656           1,254,154
Canadian Government                                    -           -                    198              135                 137
New Zealand Government                                 -           -                 10,384            5,601               5,426
STIF of State Street Bank & Trust Co. *             5.674%      01/01/01          3,026,105        3,026,105           3,026,105
                                                                                            -----------------   -----------------
TOTAL INTERNATIONAL BONDS                                                                       $ 28,713,624        $ 28,183,110

HIGH YIELD BONDS

Advance Stores, Inc.                               10.250%      04/15/08            500,000        $ 471,908           $ 435,000
Airplane Pass Thru Trust                           10.875%      03/15/19            375,000          373,143             325,170
Alaris Med Sys, Inc.                                9.750%      12/01/06            500,000          507,057             432,500
Allbritton Communications                            9.750%      11/30/07            500,000          503,047             500,000
Allied Waste North America Inc.                    10.000%      08/01/09            500,000          498,689             446,250
American Axle & Mfg, Inc.                           9.750%      03/01/09            500,000          508,144             505,000
Ameriserve Food Distr, Inc.                         8.875%      10/15/06            500,000          471,720             275,000
Avis Rent A Car, Inc.                              11.000%      05/01/09            500,000          500,000             525,000
B&G Foods,  Corp.                                   9.625%      08/01/07            640,000          619,377             568,000
Belco Oil & Gas Corp.                               8.875%      09/15/07            500,000          478,061             468,750
Bell Wether Expl. Co.                              10.875%      04/01/07            625,000          602,603             573,438
Blount, Inc.                                       13.000%      08/01/09            430,000          430,000             453,650
Calpine Corp.                                       7.875%      04/01/08            500,000          477,392             478,750
CB Richards Ellis Services, Inc.                    8.875%      06/01/06            500,000          496,497             443,750
Charter Communication Holdings                      8.625%      04/01/09            500,000          483,153             461,875
Charter Communication Holdings                      9.920%      04/01/11            560,000          371,788             343,000
Circus Enterprises                                  9.250%      12/01/05            375,000          389,323             379,687
Cole National Group, Inc.                           8.625%      08/15/07            375,000          369,232             269,062
ContiFinancial Corp.                                8.375%      08/15/03            375,000          308,038              33,750
Continental Airls, Inc.                             8.000%      12/15/05            500,000          470,330             457,330
CSC Holdings, Inc.                                  9.875%      02/15/13            625,000          674,686             659,375
Duane Reade, Inc.                                   9.250%      02/15/08            375,000          382,252             366,563
Energis, Plc.                                       9.750%      06/15/09            625,000          622,709             646,875
Federal Mogul Corp.                                 7.500%      01/15/09            500,000          459,449             445,381
Finlay Fine Jewerly Corp.                           8.375%      05/01/08            500,000          483,224             462,500
French Fragrances, Inc.                            10.375%      05/15/07            680,000          692,472             642,600
Fresenius Med. Care Capital Trust                   7.875%      02/01/08            500,000          483,350             461,250
Frontier Vision Holdings                            1.000%      09/15/07            615,000          544,715             547,350

* Party in Interest as Defined by ERISA
                                       34

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                                MATURITY       NUMBER OF                           FAIR VALUE
                                                     RATE         DATE           UNITS            COST             12/31/1999
                                                  -----------  -----------  ---------------------------------   -----------------
Gentek, Inc.                                       11.000%      08/01/09            450,000          450,000             468,000
Granite Broadcasting Corp.                         10.375%      05/15/05            500,000          508,155             508,750
Harrahs, Inc.                                       7.875%      12/15/05            250,000          235,713             240,625
Hexcel Corp.                                        9.750%      01/15/09            500,000          502,401             420,000
HMH, Inc.                                           7.875%      08/01/08            375,000          360,697             333,750
Hollinger International Publishing, Inc.            9.250%      03/15/07            500,000          516,491             492,500
Holt Group, Inc.                                    9.750%      01/15/06            500,000          367,068             328,750
Home Interiors Gifts, Inc.                         10.125%      06/01/08            375,000          381,268             320,625
Intergrated Electrical Services                     9.375%      02/01/09            375,000          379,492             367,969
Intermedia Communications                           9.500%      03/01/09            375,000          378,619             360,000
Iron Mountain,  Inc.                               10.125%      10/01/06            733,000          773,643             747,660
Isle Capri Casinos, Inc.                            8.750%      04/15/09            475,000          454,450             438,187
J L French Automotive                              11.500%      06/01/09            500,000          500,000             510,000
J. H.  Heafner, Inc.                               10.000%      05/15/08            500,000          517,882             452,500
Jordan Telecommunication                            1.000%      08/01/07            250,000          214,036             270,000
Jordan, Industries, Inc.                           10.375%      08/01/07            500,000          502,396             500,000
Key Plastics, Inc.                                 10.250%      03/15/07            500,000          252,500             190,000
Lear Corp.                                          8.110%      05/15/09            500,000          499,760             469,779
LTV Corp.                                          11.750%      11/15/09            225,000          227,812             234,000
Lyondell Chemical Co.                               9.875%      05/01/07            620,000          624,066             635,500
Mail Well I Corp                                    8.750%      12/15/08            500,000          504,815             475,000
Majestic Star Casino LLC                           10.875%      07/01/06            625,000          614,465             603,125
Mattress Discounters Corp.                         12.625%      07/15/07            175,000          168,850             171,063
Metronet Communications                             1.000%      06/15/08            410,000          314,257             323,703
Nextel Communications, Inc.                         1.000%      10/31/07            450,000          325,688             320,625
Nextel Communications, Inc.                         1.000%      02/15/08            225,000          160,313             158,063
NTL Communications Corp.                            1.000%      10/01/08            815,000          563,850             570,500
Orange, PLC                                         9.000%      06/01/09            500,000          500,000             525,000
P. L.  Coal Holdings Corp.                          9.625%      05/15/08            500,000          507,158             492,500
Pacific Papers, Inc.                               10.000%      03/15/09            375,000          378,649             384,844
Packard Bioscience, Inc.                            9.375%      03/01/07            375,000          362,601             321,563
Panolam Industries International Inc.              11.500%      02/15/09            500,000          515,691             508,750
PCI  Chemicals CDA, Inc.                            9.250%      10/15/07            275,000          221,375             211,063
Pete Lomak, Inc.                                    8.750%      01/15/07            250,000          227,500             230,000
Pierce Leahy Command, Co.                           8.125%      05/15/08            425,000          419,438             388,875
Pillowtex Corp.                                     9.000%      12/15/07            350,000          222,000             147,000
Polymer Group, Inc.                                 8.750%      03/01/08            375,000          373,217             360,000
Premier International  Foods Place                 12.000%      09/01/09            375,000          375,000             382,500
Price Communications Wireless                       9.125%      12/15/06            500,000          509,422             506,250
Protection One Alarm                                8.125%      01/15/09            425,000          157,688             229,500
Quantum Corp.                                       7.000%      08/01/04            500,000          404,063             375,000
Revlon Consumer Prods.                              8.625%      02/01/08            500,000          471,436             245,000
Rogers Cantel                                       9.375%      06/01/08            500,000          524,488             520,000
Safety Kleen Svcs. Inc.                             9.250%      06/01/08            375,000          394,637             370,312
Sequa Corp.                                         9.000%      08/01/09            500,000          496,618             483,750
Simmons Co.                                        10.250%      03/15/09            500,000          515,618             472,500
Sinclair Broadcast Group, Inc.                      9.000%      07/15/07            500,000          477,316             470,000
Stater Bros. Holdings, Inc.                        10.750%      08/15/06            500,000          500,000             506,250

* Party in Interest as Defined by ERISA

                                                                      SCHEDULE I

                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
                           THE SAVINGS INCENTIVE PLAN
                  OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                             AS OF DECEMBER 31, 1999

                                     FUND H
                                (LIFESTYLE FUND)

                                                                MATURITY       NUMBER OF                           FAIR VALUE
                                                     RATE         DATE           UNITS            COST             12/31/1999
                                                  -----------  -----------  ---------------------------------   -----------------
Sun International, Ltd.                             9.000%      03/15/07            500,000          505,347             482,500
Tembec Finance Corp.                                9.875%      09/30/05            675,000          698,577             697,780
Triarc Consumer Prods. Groc.                       10.250%      02/15/09            500,000          498,797             483,750
United Industries Corp. Inc.                       10.750%      02/15/08            750,000          502,745             474,375
United International Holdings, Inc.                 9.875%      04/01/09            500,000          507,271             456,250
Western Gas Reserve Inc.                           10.000%      06/15/09            625,000          620,294             640,625
William Scotsman, Inc.                              9.875%      06/01/07            375,000          378,564             362,812
STIF of State State Bank & Trust *                  5.674%      01/01/01          2,431,614        2,431,614           2,431,614
                                                                                            -----------------   -----------------
TOTAL HIGH YIELD BONDS                                                                          $ 39,668,172        $ 37,677,893

TOTAL ASSETS HELD FOR INVESTMENT - FUND H                                                      $ 268,778,829       $ 276,017,216
                                                                                            =================   =================

PARTICIPANT LOANS **                                                                            $ 77,847,372        $ 77,847,372
                                                                                            =================   =================

TOTAL ASSETS HELD FOR INVESTMENT IN THE SAVINGS INCENTIVE PLAN                               $ 2,320,329,211      $3,805,797,866
                                                                                            =================   =================



* Parties in interest exempt under ERISA regulations. See note 7 to finanical statements.

** The interest rate on loans to participants equal one percentage point above the Prime Rate published in the Wall Street Journal for the first business day of the month in which the loan application is received.

*** The interest rates of the guaranteed investment contracts range from 5.6% to 6.8%

                                                                     SCHEDULE II
                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSE
                     WHICH WERE BOTH ACQUIRED & DISPOSED OF
                  WITHIN THE PLAN YEAR ENDED DECEMBER 31, 1999


                                                                                    COST OF           PROCEEDS OF         NET
PRINCIPAL AMOUNT              DESCRIPTION OF ISSUE                                ACQUISITION         DISPOSITION      GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY
          23,300              BCO Sant Cent Hisp of Spain                           448,817              85,278         (368,539)
          13,600              Fortis of the Netherlands                             424,010             469,553           45,543
           7,243              Thames Water                                          108,247             107,943             (304)

ITERNATIONAL BOND
       3,000,000              Caterpillar International, 4.870%, 4/22/99          2,983,452           3,000,000           16,548
       3,000,000              Fuji Photo Film Financial BV, 4.870%, 4/12/99       2,987,472           3,000,000           12,528
       1,000,000              Kingdom of Belgium, 0.010%, 9/30/99                   986,960           1,000,000           13,040
       1,000,000              Bills Securities, LTD., 5.230%                        991,073           1,000,000            8,927
       1,000,000              Sigma Finance Corporation, 5.250%, 10/12/99           986,335           1,000,000           13,665
       1,400,000              Credit Sussie Aust. Finance Ltd., 6.000%, 01/31/08  1,394,561           1,400,000            5,439
       1,000,000              ABN Amro Australia, 0.000%, 10/18/99                  990,742           1,000,000            9,258
       1,000,000              Beta Finance Corporation, 0.000%, 9/20/99             994,931           1,000,000            5,069
       1,000,000              Artesia Delaware Inc., 0.000%, 12/17/99               995,487           1,000,000            4,513
       4,086,882              Government of Spain, 6.000%, 1/31/08                5,492,680           5,509,034           16,354
       1,200,000              Kingdom of Belgium, 6.300%, 3/31/05                 1,365,423           1,382,745           17,322
       5,910,000              Federal Republic of Germany, 6.000%, 1/4/07         7,310,921           7,264,434          (46,487)
         940,000              Federal Republic of Germany, 6.000%, 1/4/07           923,632             922,940             (692)
         910,000              Federal Republic of Germany, 4.125%, 7/4/08           866,456             887,667           21,211
       8,600,000              Government of France, 7.750%, 10/25/05             11,950,979          11,950,979                0
       1,304,054              Republic of Italy,                                  1,524,626          11,677,760       10,153,134
         840,000              U.S. Treasury, 6.500%, 12/7/03                      1,383,481           1,388,090            4,609


                                                                     SCHEDULE II
                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
                 SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                     WHICH WERE BOTH ACQUIRED & DISPOSED OF
                  WITHIN THE PLAN YEAR ENDED DECEMBER 31, 1999

                                                                                    COST OF           PROCEEDS OF         NET
PRINCIPAL AMOUNT            DESCRIPTION OF ISSUE                                  ACQUISITION         DISPOSITION      GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
      700,000               U.S. Treasury, 6.750, 11/26/04                          1,175,782           1,174,679         (1,103)
    4,110,000               UK Treasury Stock, 7.250%, 12/7/07                      8,215,828           8,109,282       (106,546)
      200,000               Cadbury Schweppes, 8.000%, 12/29/00                       344,316             334,799         (9,517)
      600,000               Euro Investment Bank, 7.000%, 12/8/03                   1,078,388           1,031,026        (47,362)
    2,000,000               Federal National Mortgage Association, 6.875%, 6/7/02   3,423,510           3,334,365        (89,145)
  453,000,000               Republic of Greece, 8.6000%, 3/26/08                    1,749,638           1,739,378        (10,260)
      552,607               Republic of Italy, 4,750%, 5/1/03                         671,309             671,828            519
      315,038               Republic of Italy, 5.000%, 5/1/08                         397,175             397,754            579
  108,000,000               Government of Japan, 2.600%, 3/20/19                    1,011,253           1,026,251         14,998
  303,900,000               Government of Japan, 0.900%, 12/22/08                   2,371,943           2,364,250         (7,693)
  706,500,000               Government of Japan, 4.608%, 3/21/05                    7,292,719           7,207,966        (84,753)
1,695,000,000               Government of Japan, 4.50%, 6/20/03                    16,903,576          16,963,801         60,225
  742,000,000               Government of Japan, 3.000%, 9/20/05                    7,090,383           7,036,872        (53,511)
3,572,600,000               Government of Japan, 4.100%, 12/22/03                  35,321,937          35,206,234       (115,703)
1,180,000,000               Government of Japan, 3.400%, 3/22/04                   11,132,909          11,229,555         96,646
 303,600,000                Government of Japan, 2.000%, 3/20/09                    2,631,640           2,619,997        (11,643)
   8,700,000                Kingdom of Sweden, 10.250%, 5/5/00                      1,187,464           1,159,140        (28,324)
   2,750,000                Royal Bank of Canada, 1.000%, 10/31/02                  2,741,475           2,742,300            825

NOTE: TRANSACTIONS EXEMPT UNDER SECTION 2522.103-11 OF THE RULES AND REGULATIONS
      FOR REPORTING AND DISCLOSURE AS ISSUED BY THE DEPARTMENT OF LABOR EFFECTIVE FOR PLAN YEARS BEGINNING IN 1977 AND THEREAFTER ARE NOT INCLUDED IN THIS SCHEDULE.

                                                                    SCHEDULE III


                   CITIBUILDER 401(k) PLAN (FORMERLY KNOWN AS
    THE SAVINGS INCENTIVE PLAN OF CITIBANK, N.A. AND PARTICIPATING COMPANIES
                           (AS AMENDED AND RESTATED))
               SCHEDULE OF REPORTABLE TRANSACTIONS DURING THE YEAR
                             ENDED DECEMBER 31, 1999

A. Series of Transactions With Respect to Securities of the Same Issue Aggregating over 5% (or $151,665,313) of Current Value (or
       $3,033,306,255) of Plan Assets at the Beginning of the Year:

-----------------------------------------------------------------------------------------------------------------------------------
                                            PURCHASE              SELLING                              COST OF          NET GAIN
                                              PRICE                PRICE       EXPENSE WITH TRADE       ASSET            (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Short Term Investment Fund                 323,719,280                                               323,719,280
of State Street Bank and Trust Company                          323,705,000             0            323,705,000         (14,280)

               No. Of Transactions             123                  124
-----------------------------------------------------------------------------------------------------------------------------------


First Union Repo                          1,324,645,000                                             1,324,645,000
                                                               1,272,788,000            0           1,272,778,000    (51,867,000)
               No. Of Transactions             38                    37
-----------------------------------------------------------------------------------------------------------------------------------


Fuji Repo                                 1,362,443,000                                             1,362,443,000
                                                               1,362,443,000            0           1,362,443,000              0
               No. Of Transactions             36                    36
-----------------------------------------------------------------------------------------------------------------------------------


State Street Repo                          623,800,000                                                623,800,000      9,931,000
                                                                633,731,000             0             633,731,000
               No. Of Transactions             27                    28
-----------------------------------------------------------------------------------------------------------------------------------


                                           438,285,000                                                438,285,000
West  LB Repo                                                   438,285,000                           438,285,000
                                                                                        0                                      0
               No. Of Transactions             17                    17
-----------------------------------------------------------------------------------------------------------------------------------


Nomura Repo                               3,491,736,000                                             3,491,736,000
                                                               3,491,736,000            0           3,491,736,000              0
               No. Of Transactions             119                  119
-----------------------------------------------------------------------------------------------------------------------------------


B. Transactions with Same Person involved in an individual transaction aggregating over 5% (or $151,665,313) of Current Value (or
       $3,033,306,255) of Plan Assets at the Beginning of the Year: NONE